                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12
[ ]  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                        SKILLSOFT PUBLIC LIMITED COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                        SKILLSOFT PUBLIC LIMITED COMPANY

                     (REGISTERED IN IRELAND -- NO. 148294)

                        NOTICE OF ANNUAL GENERAL MEETING

     Notice is Hereby Given that the ANNUAL GENERAL MEETING of SkillSoft Public Limited Company (the "Company"), a corporation organized under the laws of Ireland, will be held at the offices of William Fry Solicitors, Fitzwilton House, Wilton Place, Dublin 2, Ireland on October 31, 2003, at 9:30 a.m., local time, for the purpose of transacting the following business:

                               ORDINARY BUSINESS

     1. To receive and consider the consolidated financial statements of the Company for the fiscal year ended January 31, 2003 and the Report of the Directors and Auditors thereon. (Resolution 1)

     2. To re-elect as a director Mr. Gregory M. Priest, who retires by rotation and, being eligible, offers himself for re-election in accordance with the Company's Articles of Association. (Resolution 2)

     3. By separate resolutions to elect as directors the following persons, each of whom was appointed as a director during the fiscal year ended January 31, 2003:

     (A) Mr. Charles E. Moran (Resolution 3(A))

     (B) Mr. William T. Coleman III (Resolution 3(B))

     (C) Mr. Stewart K.P. Gross (Resolution 3(C))

     (D) Mr. P. Howard Edelstein (Resolution 3(D))

     4. To authorize the Audit Committee of the Board of Directors to fix the remuneration of the Company's auditors and reporting accountants for the fiscal year ending January 31, 2004. (Resolution 4)

                                SPECIAL BUSINESS

     5. To consider and, if thought fit, to pass the following resolution, which will be proposed as an ordinary resolution.

     That the Company's 1995 Employee Share Purchase Plan (the "ESPP") be and it hereby is amended to increase the total number of shares reserved for issuance thereunder by 800,000 ordinary shares of E 0.11 each and that the Directors of the Company be and they hereby are authorized to do such acts and things as they may consider necessary or expedient to establish and carry into effect the increase in the number of shares available under the ESPP. (Resolution 5)

     To conduct any other ordinary business of the Company as may properly come before the Meeting.

                                          By Order of the Board

                                          CHARLES E. MORAN
                                          Chief Executive Officer

September 26, 2003

REGISTERED OFFICE:
Belfield Office Park
Clonskeagh
Dublin 4
Ireland

NOTES:

     1. The foregoing items of business are more fully described in the proxy statement accompanying this Notice. You are urged to read the proxy statement carefully.

     2. Those holders of ordinary shares whose names appear in the Register of Members of the Company ("Members") on the date the proxy statement is dispatched to shareholders are entitled to receive notice of the Meeting or any adjournment of the Meeting. In addition, Members on the date of the Meeting are entitled to attend and vote at the Meeting and any adjournment of the Meeting.

     3. Holders of the Company's American Depositary Shares ("ADSs") may not vote at the Meeting; however, The Bank of New York, as depositary for the ordinary shares underlying and represented by the ADSs, has the right to vote all of the ordinary shares represented by ADSs, subject to certain limitations described in the proxy statement. Voting of the ADSs is more fully described in the proxy statement accompanying this Notice. The Bank of New York has set August 18, 2003, which is the same date as the record date set by the Company, as the record date for the determination of those holders of American Depositary Receipts representing such ADSs entitled to give instructions for the exercise of voting rights at the Meeting or any adjournment of the Meeting.

     4. A Member entitled to attend and vote at the Meeting may appoint a proxy or proxies to attend, speak and vote in his, her or its place. A proxy does not need to be a Member of the Company. To be valid, proxy forms must be deposited with the Company's Registrars, Computershare Investor Services (Ireland) Limited, Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, Ireland not later than 9:30 a.m. on October 29, 2003. A Member is not precluded from attending the Meeting and from speaking or voting at the Meeting even if the Member has completed a proxy form.

     5. The Register of Directors' Interests and particulars of directors' transactions in the share capital of the Company and its subsidiary companies required to be kept under section 59 of the Companies Act, 1990 will be available for inspection at the Meeting from 9:15 a.m. until the conclusion of the Meeting. Otherwise they will be available for inspection at the registered office of the Company during normal business hours on any weekday (Saturdays, Sundays and Irish public holidays excluded) from the date of this Notice until the date of the Meeting.

                             YOUR VOTE IS IMPORTANT

     TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A PROXY.

                        SKILLSOFT PUBLIC LIMITED COMPANY

                              BELFIELD OFFICE PARK
                                   CLONSKEAGH
                               DUBLIN 4, IRELAND

                          ----------------------------

                                PROXY STATEMENT

                          ----------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of SkillSoft Public Limited Company (the "Company") for use at the Annual General Meeting of Shareholders to be held on October 31, 2003 at the offices of William Fry Solicitors, Fitzwilton House, Wilton Place, Dublin 2, Ireland at 9:30 a.m., local time, or at any adjournment of the Annual General Meeting, for the purposes set forth in the accompanying Notice of Annual General Meeting.

     These proxy solicitation materials were first mailed on or about September 26, 2003 to ADS holders and to all ordinary shareholders entitled to attend and vote at the Annual General Meeting as of such date.

RECORD DATE

     Record Date for Holders of the Company's Ordinary Shares. Holders of the Company's ordinary shares, or Members, whose names appear in the Register of Members, maintained by the Company's registrars, Computershare Investor Services (Ireland) Limited, on the date the proxy statement is mailed to Members are entitled to receive notice of the Annual General Meeting or any adjournment of the Annual General Meeting. In addition, any person who is a Member on the date of the Annual General Meeting is entitled to attend and vote at the Annual General Meeting and any adjournment of the Annual General Meeting.

     Record Date for Holders of the Company's ADSs. The Bank of New York, as the registrar and transfer agent for the Company's ADSs, as well as the depositary for the Company's ordinary shares represented by the ADSs, has fixed the close of business on August 18, 2003, which date is the same as the record date set by the Company, as the record date for determining the ADS holders entitled to give instructions for the exercise of voting rights at the Annual General Meeting and any adjournment of the Annual General Meeting.

     As of July 31, 2003, there were 99,619,514 of the Company's ordinary shares, par value E 0.11 per share, issued and outstanding held by approximately 11 holders of record. As of July 31, 2003, there were 99,614,195 of the Company's ADSs issued and outstanding. Each ADS represents one ordinary share. The ADSs are quoted on the NASDAQ National Market under the symbol "SKIL." As of July 31, 2003, there were approximately 382 registered holders of the Company's ADSs. The ordinary shares represented by the ADSs are owned of record by AIB Custodial Nominees Limited on behalf of The Bank of New York.

QUORUM

     To conduct business at the Annual General Meeting, a quorum must be present. The Company's Articles of Association provide that the presence at an Annual General Meeting, either in person or by proxy, of three (3) persons entitled to vote at the Annual General Meeting, and who together hold not less than one-third of the Company's voting share capital in issue, each being a Member or a proxy for a Member or a duly authorized representative of a corporate Member, constitutes a quorum for the transaction of business. The Company will treat ordinary shares represented by a properly signed and returned proxy (including holders of shares who abstain or do not vote with respect to one or more of the matters presented for a vote) as present at the meeting for the purposes of determining the presence or absence of a quorum for the transaction of business.

VOTING OF ORDINARY SHARES

     Generally. Votes may be given at the Annual General Meeting either personally or by proxy. Voting at the Annual General Meeting will be by a show of hands, unless a poll (a count of the number of shares voted) is duly demanded. On a show of hands, each shareholder present in person and every proxy shall have one vote, provided, that no individual shall have more than one vote, and, on a poll, each shareholder shall have one vote for each share of which he, she or it is the holder. Where there is a tie, whether on a show of hands or on a poll, the chairman of the meeting is entitled to a casting vote in addition to any other vote he may have. A poll may, subject to the provisions of the Irish Companies Acts, be demanded by: (i) the chairman of the meeting; (ii) at least three Members present (in person or by proxy) having the right to attend and vote at the meeting; (iii) any Member or Members present (in person or by proxy) representing in aggregate not less than one-tenth of the total voting rights of all the Members having the right to attend and vote at the meeting; or (iv) a Member or Members present (in person or by proxy) holding the Company's shares conferring the right to attend and vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right. On a poll, a person entitled to more than one vote need not use all his, her or its votes or cast all the votes he, she or it uses in the same way.

     Proxies. Ordinary shares represented by a properly signed and dated proxy will be voted at the Annual General Meeting in accordance with instructions indicated on the proxy. Proxies that are properly signed and dated but which do not contain voting instructions will be voted FOR approval of each of the proposals presented at the Annual General Meeting as more fully described in this proxy statement. Subject to any limitations imposed by law, a proxy holder may vote the proxy in his, her or its discretion as to any other matter which may properly come before the Annual General Meeting.

     Abstentions. The Company will count a properly executed proxy marked ABSTAIN as present for purposes of determining whether a quorum is present, but the shares represented by that proxy will not be voted at the Annual General Meeting. An abstention will not have an effect on the vote for any of the proposals to be voted upon at the meeting. Shares held by shareholders who abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter and will also not be counted as votes cast on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on the election or re-election of the directors, authorization of the Audit Committee to fix the auditors' remuneration, the approval of the amendment to the Company's 1995 Employee Share Purchase Plan or the consideration of the consolidated financial statements of the Company for the fiscal year ended January 31, 2003 and the Report of the Directors and Auditors thereon.

VOTING OF ADSs

     Generally. Holders of ADSs may not vote at the Annual General Meeting. The Bank of New York has the right, subject to certain limitations set forth in the Deposit Agreements among the Company, The Bank of New York and the owners and beneficial owners of ADSs, to vote all of the Company's ordinary shares represented by ADSs. Under the terms of the Deposit Agreements, however, The Bank of New York is required to cast its votes with respect to those ordinary shares for which it receives instructions from the holders of the ADSs representing such ordinary shares in accordance with the instructions received.

     Record Date; Notice of Annual General Meeting. Under the terms of the Deposit Agreements, whenever The Bank of New York receives notice of any meeting of holders of ordinary shares, The Bank of New York is required to fix a record date, which shall be the record date, if any, established by the Company for the purpose of such meeting or, if different, as close to the date established by the Company as practicable, for the determination of the owners of ADSs who will be entitled to give instructions for the exercise of voting rights at any such meeting, subject to the provisions of the Deposit Agreements.

     Upon receipt of notice of any of the Company's meetings or the solicitation for consents or proxies from the holders of ordinary shares, The Bank of New York is required, if so requested in writing by the Company, as soon as practicable thereafter, to mail to all owners of ADSs a notice, the form of which shall be in the sole discretion of The Bank of New York, containing:

     - the information contained in the notice of meeting received by The Bank of New York from the Company;

     - a statement that the owners of ADSs at the close of business on a specified record date are entitled, subject to any applicable provisions of Irish law and of the Company's Articles of Association, to instruct The Bank of New York as to the exercise by The Bank of New York of the voting rights, if any, pertaining to the number of ordinary shares represented by their respective ADSs;

     - a statement that owners of ADSs who instruct The Bank of New York as to the exercise of their voting rights will be deemed to have instructed The Bank of New York or its authorized representative to call for a poll with respect to each matter for which instructions are given, subject to any applicable provisions of Irish law and of the Company's Articles of Association; and

     - a statement as to the manner in which the instructions may be given, including an express indication that instructions may be given or deemed to be given in accordance with the next paragraph, and if no instruction is received, to The Bank of New York to give a discretionary proxy to a person designated by the Company.

     Voting of Ordinary Shares Underlying ADSs. Upon the written request of an owner of ADSs on the record date, received on or before the date established by The Bank of New York for the purpose of such meeting, The Bank of New York will, insofar as practicable, vote or cause to be voted the number of ordinary shares represented by such ADSs in accordance with the instructions set forth in such request. Accordingly, pursuant to the Company's Articles of Association and applicable Irish law, The Bank of New York will cause its authorized representative to attend each meeting of holders of ordinary shares and call for a poll as instructed for the purpose of effecting such vote. The Bank of New York will not vote or attempt to exercise the rights to vote that attach to the ordinary shares other than in accordance with such instructions or deemed instructions.

     Discretionary Proxies. The Deposit Agreements provide that if no instructions are received by The Bank of New York from any owner of ADSs with respect to any of the ordinary shares represented by the ADSs on or before the date established by The Bank of New York for the purpose of such meeting, The Bank of New York will deem such owner of ADSs to have instructed The Bank of New York to give a discretionary proxy to a person designated by the Company with respect to such ordinary shares and The Bank of New York will give a discretionary proxy to a person designated by the Company to vote such ordinary shares, under circumstances and according to the terms as set forth in the Deposit Agreements. However, no such instructions will be deemed given and no such discretionary proxy will be given if the Company notifies The

Bank of New York, and the Company has agreed to provide such notice as promptly as practicable in writing, that the matter to be voted upon is one of the following:

     - a matter not submitted to shareholders by means of a proxy statement comparable to that specified in Schedule 14A promulgated by the U.S. Securities and Exchange Commission (the "SEC") pursuant to the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act");

     - the subject of a counter-solicitation, or is part of a proposal made by a shareholder which is being opposed by the Company's management (i.e., a contest);

     - relates to a merger or consolidation in limited circumstances involving a merger between the Company and a wholly-owned subsidiary;

     - involves rights of appraisal;

     - authorizes mortgaging of property;

     - authorizes or creates indebtedness or increases the authorized amount of indebtedness;

     - authorizes or creates preference shares or increases the authorized amount of existing preference shares;

     - alters the terms or conditions of any shares then outstanding or existing indebtedness;

     - involves the waiver or modification of preemptive rights, except when the Company's proposal is to waive such rights for ordinary shares being offered under share option or purchase plans involving the additional issuance of not more than 5% of the Company's outstanding ordinary shares;

     - alters voting provisions or the proportionate voting power of a class of shares, or the number of its votes per share, except where cumulative voting provisions govern the number of votes per share for election of directors and the Company's proposal involves a change in the number of the Company's directors by not more than 10% or not more than one;

     - changes existing quorum requirements for shareholder meetings;

     - authorizes the issuance of ordinary shares, or options to purchase ordinary shares, to the Company's directors, officers, or employees in an amount which exceeds 5% of the total amount of the class outstanding. However, when no plan is amended to extend its duration, the Company shall factor into the calculation the number of ordinary shares that remain available for issuance, the number of ordinary shares subject to outstanding options and any ordinary shares being added. Should there be more than one plan being considered at the same meeting, all ordinary shares will be aggregated;

     - authorizes (a) a new profit-sharing or special remuneration plan, or a new retirement plan, the annual cost of which will amount to more than 10% of the Company's average annual income before taxes for the preceding five years, or (b) the amendment of an existing plan which would bring the annual costs above 10% of such average annual income before taxes. Should there be more than one plan being considered at the same meeting, all costs are aggregated; exceptions may be made in cases of: (1) retirement plans based on agreement or negotiations with labor unions or which have been or are to be approved by such unions, and (2) any related retirement plan for the benefit of non-union employees having terms substantially equivalent to the terms of such union-negotiated plan, which is submitted for action of shareholders concurrently with such union-negotiated plan;

     - changes the Company's purposes or powers to an extent which would permit the Company to change to a materially different line of business and the Company's stated intention is to make such a change;

     - authorizes the acquisition of property, assets or a company, where the consideration to be given has a fair value of 20% or more of the market value of the Company's previously outstanding ADSs and ordinary shares;

     - authorizes the sale or other disposition of 20% or more of the Company's assets or earning power as measured prior to the closing of the transactions;

     - authorizes a transaction which is not in the ordinary course of business in which an officer, director or substantial security holder of the Company has a direct or indirect interest; or

     - reduces the Company's earned surplus by 51% or more, or reduces earned surplus to an amount less than the aggregate of three years' ordinary share dividends computed at the current dividend rate.

     Each proposal to be acted upon at the Annual General Meeting is a matter for which The Bank of New York may deem that instruction has been given for The Bank of New York to give a discretionary proxy to a person designated by the Company where no instruction is received. Therefore, The Bank of New York will give a discretionary proxy to a person designated by the Company to vote such ordinary shares for which no instruction has been given.

     Inspection of Reports. The Bank of New York will make available for inspection by the owners of ADSs at its Corporate Trust Office any reports and communications, including any proxy soliciting material, received from the Company, which are both (a) received by The Bank of New York as the holder of the ordinary shares and (b) generally made available to the holders of ordinary shares by the Company. The Bank of New York will also send to the owners of ADSs copies of such reports when furnished by the Company pursuant to the Deposit Agreements.

EXPENSES OF SOLICITATION OF PROXIES

     The Company will pay the cost of preparing, assembling, printing and mailing the proxy statement, the Notice of Annual General Meeting of Shareholders and the enclosed form of proxy, as well as the cost of soliciting proxies relating to the Annual General Meeting. Following the original mailing of the proxies and other solicitation materials, the Company will request banks, brokers, dealers and voting trustees or other nominees, including The Bank of New York in the case of the ADSs, to solicit their customers who are owners of shares listed of record and names of nominees, and will reimburse them for reasonable out-of-pocket expenses of such solicitation.

     In addition to solicitation by mail, directors, officers and key employees of the Company may solicit proxies in person or by telephone, telegram or other means of communications. These persons will receive no additional compensation for solicitation of proxies but may be reimbursed for reasonable out-of-pocket expenses.

REVOCABILITY OF PROXIES

     You may revoke your proxy before it is voted by:

     - providing written notice before the meeting that you have revoked your proxy by mail or facsimile to:

      - If you are a holder of the Company's ordinary shares

        SkillSoft Public Limited Company
        107 Northeastern Boulevard
        Nashua, New Hampshire 03062
        Attention: Investor Relations
        Fax: (603) 324-3210

      - If you are a holder of the Company ADSs

        The Bank of New York
        101 Barclay Street
        New York, New York 10286
        Attention: James Kelly
        Fax: 212-571-3050

     - submitting a new signed proxy with a later date to the Company, if you are a holder of ordinary shares, or to The Bank of New York, if you are a holder of ADSs; or

     - if you are a holder of ordinary shares, attending the Annual General Meeting.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE 2004 ANNUAL GENERAL MEETING

     Subject to applicable laws, proposals of the Company's shareholders that are intended to be presented by such shareholders at the Company's 2004 Annual General Meeting of Shareholders must be received at the Company's U.S. headquarters located at 107 Northeastern Boulevard, Nashua, New Hampshire 03062 no later than May 29, 2004 and must satisfy the conditions established by the SEC for proposals to be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

     Matters which shareholders wish to present for action at an annual general meeting of shareholders (other than matters included in the Company's proxy materials in accordance with Rule 14a-8 under the Exchange Act) must be received by the Company a reasonable time before the Company mails its proxy materials.

        PROPOSAL ONE -- RECEIVE AND CONSIDER THE CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDED JANUARY 31, 2003 AND THE
                  REPORT OF THE DIRECTORS AND AUDITORS THEREON

GENERAL

     The consolidated financial statements of the Company for the fiscal year ended January 31, 2003 as prepared under Irish GAAP, together with the Report of the Directors and Auditors thereon (collectively, the "Irish GAAP Accounts"), will be presented to and considered by the meeting. The Irish GAAP Accounts are not available for circulation at this time. The Company will circulate the Irish GAAP Accounts in a separate mailing prior to the Annual General Meeting.

PROPOSAL ONE VOTE REQUIRED

     The affirmative vote of the holders of a majority of the ordinary shares represented, in person or by proxy, and voting at the Annual General Meeting is required to approve this proposed resolution. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE "FOR" THIS RESOLUTION. A VOTE "FOR" PROPOSAL ONE WILL NOT CONSTITUTE AN APPROVAL OR RATIFICATION OF THE IRISH GAAP ACCOUNTS.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" PROPOSAL ONE

                    PROPOSAL TWO -- RE-ELECTION OF DIRECTOR

GENERAL

     The Company's Articles of Association provide that the Company may have up to a maximum number of seven (7) directors, which number may be changed by resolution of its shareholders. The Company currently has seven (7) directors.

     At each Annual General Meeting of Shareholders, approximately one-third
( 1/3) of the existing directors must retire by rotation; however, each such director is eligible for re-election and, if re-elected, shall serve until the next rotation and until his successor is elected and qualified or until such director's resignation, death or removal. In accordance with the Company's Articles of Association, Mr. Gregory M. Priest is now required to retire by rotation. Mr. Priest, being eligible, offers himself for re-election.

PROPOSAL TWO VOTE REQUIRED

     The affirmative vote of the holders of a majority of the ordinary shares represented, in person or by proxy, at the Annual General Meeting and voting on proposal two is required to approve the re-election of Mr. Gregory M. Priest. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE "FOR" PROPOSAL TWO.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" PROPOSAL TWO

           PROPOSAL THREE (A), THREE (B), THREE (C) AND THREE (D) --
                             ELECTION OF DIRECTORS

GENERAL

     As noted above, the Company's Articles of Association provide for a total of seven (7) directors. Messrs. Charles E. Moran, William T. Coleman III, P. Howard Edelstein and Stewart K.P. Gross were appointed as directors on September 6, 2002 in connection with the consummation of the Company's merger with SkillSoft Corporation and the resulting resignations of Ronald C. Conway, John
M. Grillos and Patrick J. McDonagh as directors on such date. As a matter of practice, any director appointed by the Board of Directors during the year, whether to fill a vacancy (including a vacancy created by an increase in the Board of Directors) or otherwise, will serve until the Company's next Annual General Meeting of Shareholders and will be subject to re-election at that meeting although this is not required under the Company's Articles of Association. The Board of Directors is recommending that the shareholders elect Messrs. Moran, Coleman, Edelstein and Gross to serve on the Board of Directors of the Company.

PROPOSAL THREE (A) VOTE REQUIRED

     The affirmative vote of the holders of a majority of the ordinary shares represented, in person or by proxy, and voting at the Annual General Meeting is required to approve the election of Mr. Charles E. Moran. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE "FOR" THE ELECTION OF MR. MORAN TO THE BOARD OF DIRECTORS.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL THREE (A)

PROPOSAL THREE (B) VOTE REQUIRED

     The affirmative vote of the holders of a majority of the ordinary shares represented, in person or by proxy, and voting at the Annual General Meeting is required to approve the election of Mr. William T. Coleman III. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE "FOR" THE ELECTION OF MR. COLEMAN TO THE BOARD OF DIRECTORS.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL THREE (B)

PROPOSAL THREE (C) VOTE REQUIRED

     The affirmative vote of the holders of a majority of the ordinary shares represented, in person or by proxy, and voting at the Annual General Meeting is required to approve the election of Mr. Stewart K.P. Gross. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE "FOR" THE ELECTION OF MR. GROSS TO THE BOARD OF DIRECTORS.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL THREE (C)

PROPOSAL THREE (D) VOTE REQUIRED

     The affirmative vote of the holders of a majority of the ordinary shares represented, in person or by proxy, and voting at the Annual General Meeting is required to approve the election of Mr. P. Howard Edelstein. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE "FOR" THE ELECTION OF MR. EDELSTEIN TO THE BOARD OF DIRECTORS.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL THREE (D)

DIRECTORS

     The following is a list of the directors of the Company and certain information about their background.

     Gregory M. Priest, age 39, was appointed Chairman of the Board of Directors in November 2000. Mr. Priest has served as the Company's Chief Strategy Officer since the Company's merger with SkillSoft Corporation in September 2002. Mr. Priest served as the Company's President and Chief Executive Officer from December 1998 to September 2002. From February 1998 until December 1998, Mr. Priest was President and Chief Executive Officer of Knowledge Well Group Limited and of Knowledge Well Limited. Mr. Priest served as SmartForce Public Limited Company's Vice President, Finance and Chief Financial Officer from December 1995 to January 1998. Mr. Priest has been a director since June 1996.

     Charles E. Moran, age 48, has served as President and Chief Executive Officer and as a director of the Company since the Company's merger with SkillSoft Corporation in September 2002. Mr. Moran is a founder of SkillSoft Corporation and served as its Chairman of the Board, President and Chief Executive Officer from January 1998 until September 2002.

     William T. Coleman III, age 55, has served as a director of the Company since the Company's merger with SkillSoft Corporation in September 2002. Mr. Coleman served as a director of SkillSoft Corporation from August 1999 to September 2002. Mr. Coleman is a founder of BEA Systems ("BEA") and has served as BEA's Chief Customer Advocate since August 2002. Mr. Coleman served as Chairman of the Board of Directors of BEA from BEA's inception in 1995 until August 2002 and was Chief Strategy Officer from October 2001 to August 2002. From 1995 to October 2001, Mr. Coleman served as Chief Executive Officer of BEA. Prior to founding BEA, Mr. Coleman was employed by Sun Microsystems, Inc. from 1985 to January 1995, where his last position was Vice President and General Manager of its Sun Integration Division. Mr. Coleman serves as a director of BEA and Symantec Corporation. Mr. Coleman holds a B.S. from the Air Force Academy and an M.S. from Stanford University.

     P. Howard Edelstein, age 48, has served as a director of the Company since the Company's merger with SkillSoft Corporation in September 2002. Mr. Edelstein has served as President and Chief Executive Officer of Radianz, Inc., an Internet Protocol (IP)-based networking company for the global financial services industry, since July 2003. Mr. Edelstein served as an Entrepreneur in Residence with Warburg Pincus LLC from January 2002 to July 2003. Mr. Edelstein previously served as President and Chief Executive Officer of Thomson Financial ESG (now known as Omgeo), a provider of electronic commerce, transaction processing and information services to the international securities/trading community, from 1993 to 2001. Mr. Edelstein is also a director of Alacra, a privately held financial information company.

     Stewart K.P. Gross, age 44, has served as a director of the Company since the Company's merger with SkillSoft Corporation in September 2002. Mr. Gross served as a director of SkillSoft Corporation from January 1998 to September 2002. Mr. Gross is a Senior Managing Director of Warburg Pincus LLC, where he has been employed since July 1987. Mr. Gross is a director of BEA and several privately held companies.

     James S. Krzywicki, age 50, has served as a director of the Company since October 1998. Mr. Krzywicki has been Vice President, Channel Services of Parametric Technology Corporation ("PTC"), a provider of software solutions for manufacturers for product development and improvement, since April 2003. Prior to joining PTC, Mr. Krzywicki served as President of North American Services of RoweCom, Inc. a provider of knowledge resource management and acquisition services, from October 1999 to February 2001, and as Chief Operating Officer from February 2001 to November 2001. In November 2001, RoweCom, Inc. was acquired by divine, inc., a premier integrated solution provider focused on the extended enterprise, and Mr. Krzywicki became Senior Vice President and General Manager, divine information services, and held this position until December 2002. Subsequently, RoweCom, Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code in the United States District Court for the District of Massachusetts in January 2003. From

1992 to 1999, Mr. Krzywicki held various positions with Lotus Development Corporation, which is now owned by International Business Machines Corporation, most recently as Director, Distributed Learning, IBM Global Services.

     Ferdinand von Prondzynski, age 48, has served as a director of the Company since November 2001. Dr. von Prondzynski has been the President of Dublin City University, one of Ireland's leading higher education institutions, since July 2000. From January 1991 to July 2000, Dr. von Prondzynski served as Professor of Law and Dean of the Faculty of Social Services, the University of Hull, UK.

     There are no family relationships among any of the directors or executive officers of the Company.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors met fifteen times during the fiscal year ended January 31, 2003. Each of the Company's current directors attended at least 75% of the aggregate number of Board and committee meetings held during the fiscal year ended January 31, 2003 that he was eligible to attend as a director and committee member.

     The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of the work of the Company's independent auditors. The Audit Committee of the Board of Directors also assists the Board of Directors in its oversight of the integrity of the Company's financial statements. The Board of Directors adopted a new written charter in May 2003, which is attached as Appendix A. The Audit Committee met seventeen times during the fiscal year ended January 31, 2003. Messrs. Conway and McDonagh served as members of the Audit Committee until their resignations as directors on September 6, 2002. The current members of the Audit Committee are Messrs. Edelstein, Gross and Krzywicki (Chair) and Dr. von Prondzynski.

     The Compensation Committee of the Board of Directors is responsible for reviewing and evaluating the salaries and incentive compensation of management and key employees of the Company and making recommendations concerning these matters to the Board of Directors. The Compensation Committee also administers and grants awards to the Company's executive officers under the Company's share option plans. The Compensation Committee met one time during the fiscal year ended January 31, 2003. Mr. McDonagh served as a member of the Compensation Committee until his resignation as a director on September 6, 2002. The current members of the Compensation Committee are Messrs. Coleman, Gross (Chair) and Krzywicki.

     The Board of Directors established the Nominating and Corporate Governance Committee in October 2002. The Nominating and Corporate Governance Committee is responsible for identifying and recommending qualified candidates for election as directors to the Board, developing and reviewing the corporate governance policies and principles of the Company, and overseeing the evaluation of the Board of Directors and the Company's management. Any stockholder desiring to submit a candidate for consideration by the Nominating and Corporate Governance Committee should send sufficient biographical data and background information concerning the candidate to enable a proper judgment as to the candidate's qualifications, together with any other relevant information, to: Nominating and Corporate Governance Committee, c/o SkillSoft Public Limited Company, 107 Northeastern Boulevard, Nashua, New Hampshire 03062. The Nominating and Corporate Governance Committee did not meet between its formation in October 2002 and January 31, 2003. The current members of the Nominating and Corporate Governance Committee are Messrs. Coleman, Edelstein, Gross and Krzywicki and Dr. von Prondzynski.

          PROPOSAL FOUR -- AUTHORIZATION OF AUDIT COMMITTEE TO FIX THE REMUNERATION OF THE COMPANY'S AUDITORS AND REPORTING ACCOUNTANTS

GENERAL

     The shareholders are being requested to authorize the Audit Committee to fix the remuneration of the Company's auditors and reporting accountants for the fiscal year ending January 31, 2004. Recently enacted United States legislation requires that the Audit Committee have the authority to fix the remuneration of the independent auditors. Ernst & Young (Ireland) have been the Company's auditors for the purposes of the Irish Companies Acts 1963-2001 since September 10, 1993. Ernst & Young LLP (together with Ernst & Young (Ireland), "Ernst & Young") reviewed and reported on the Company's financial statements for the fiscal year ended January 31, 2003 prepared in accordance with U.S. GAAP. A representative of Ernst & Young is expected to be present at the meeting and will have an opportunity to make a statement if he or she desires to do so and will also be available to respond to appropriate questions from shareholders.

PROPOSAL FOUR VOTE REQUIRED

     The affirmative vote of the holders of a majority of the ordinary shares represented, in person or by proxy, at the Annual General Meeting and voting on proposal four is required to authorize the Audit Committee to fix the remuneration of the Company's auditors and reporting accountants. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE "FOR" PROPOSAL FOUR.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                       THAT YOU VOTE "FOR" PROPOSAL FOUR

FEES BILLED FOR SERVICES RENDERED BY ERNST & YOUNG

     Ernst & Young billed the Company the fees set forth below for services rendered during the fiscal year ended January 31, 2003. The Audit Committee of the Board of Directors has considered whether the non-audit services provided by Ernst & Young are compatible with maintaining its independence.

  AUDIT FEES

     Audit fees billed to the Company by Ernst & Young for professional services rendered for the audit of the Company's financial statements for the fiscal year ended January 31, 2003 and the review of the Company's financial statements included in each of the Company's quarterly reports on Form 10-Q during that fiscal year totaled $1,835,000.

  FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Ernst & Young did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended January 31, 2003 in connection with financial information systems design implementation, the operation of the company's information systems or the management of its local area networks.

  ALL OTHER FEES

     Fees billed to the Company by Ernst & Young for all other services rendered to the Company during the last fiscal year totaled $2,167,000. Of this amount, $1,762,000 was for audit related services primarily relating to the Company's merger with SkillSoft Corporation and $405,000 was for non-audit related services (i.e., tax filings and tax-related consultations). These amounts exclude fees that will be billed during the fiscal year ending January 31, 2004 in connection with the restatement of the previously filed SmartForce PLC financial statements.

              PROPOSAL FIVE -- INCREASE IN NUMBER OF SHARES UNDER
                     THE 1995 EMPLOYEE SHARE PURCHASE PLAN

GENERAL

     On May 15, 2003, the Board of Directors adopted, subject to shareholder approval at the Annual General Meeting, an amendment to the 1995 Employee Share Purchase Plan (the "ESPP") increasing the total number of shares reserved for issuance by an additional 800,000 ordinary shares to an aggregate of 3,800,000 ordinary shares. This amendment will enable the Company to continue to grant purchase rights to eligible employees under the terms and conditions of the ESPP.

     The Board of Directors believes that the approval of the amendment to the ESPP is in the Company's best interests and that of the Company's shareholders. The ESPP is an important employee benefit, with broad employee participation. The Board of Directors believes that the amendment proposed is necessary for the Company to remain competitive in its compensation practices and to attract and retain highly skilled personnel which are essential to the Company's continued growth and success.

PROPOSAL FIVE VOTE REQUIRED

     The affirmative vote of the holders of a majority of the ordinary shares represented, in person or by proxy, and voting at the Annual General Meeting is required to approve the amendment to the 1995 Employee Share Purchase Plan. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE "FOR" THE AMENDMENT TO THE 1995 EMPLOYEE SHARE PURCHASE PLAN INCREASING THE TOTAL NUMBER OF ORDINARY SHARES RESERVED FOR ISSUANCE THEREUNDER BY 800,000 ORDINARY SHARES.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                       THAT YOU VOTE "FOR" PROPOSAL FIVE

SUMMARY OF THE 1995 EMPLOYEE SHARE PURCHASE PLAN

     The ESPP was adopted by the Board of Directors and approved by the Company's shareholders on March 31, 1995. The ESPP, which is intended to qualify under Section 423 of the U.S. Internal Revenue Code of 1986, as amended ("Section 423") permits eligible employees to purchase the Company's ordinary shares through payroll deductions at a price equal to 85% of the lower of the fair market value of the ordinary shares on the first day of the applicable six-month offering period or the last day of the applicable six-month offering period. The Company reserved a total of 3,000,000 ordinary shares for issuance under the ESPP, and as of September 4, 2003, 923,400 shares remained available for future issuances.

     The following summary of the ESPP is qualified in its entirety by the specific language of the ESPP, a copy of which is available to any shareholder upon written request to the Secretary of the Company.

PURPOSE

     The purposes of the ESPP are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Company's employees and to promote the success of the Company's business.

ADMINISTRATION

     The ESPP may be administered by the Board of Directors or a committee of the Board of Directors, which committee is required to be constituted to comply with Rule 16b-3 under the Exchange Act, if applicable, and other applicable laws.

ELIGIBILITY; LIMITATIONS

     The ESPP provides that employees are eligible to participate if they are customarily employed by the Company or any designated subsidiary for at least 20 hours per week and for more than five months in any calendar year.

TERMS AND CONDITIONS OF SUBSCRIPTION

     Participation in the ESPP is evidenced by a written subscription agreement between the employee and the Company and is subject to the following terms and conditions of the ESPP:

          (a) Purchase Price and Method. Generally, employees who participate in the ESPP may purchase ordinary shares having up to a maximum value of $25,000 in any calendar year (the "Maximum Purchase Amount") through payroll deductions of up to 20% of their eligible compensation. Payroll deductions may be further limited in any offering period to comply with the provisions of Section 423. In each determination of the Maximum Purchase Amount, the fair market value is determined as of the first day of the applicable six-month offering period. The price of ordinary shares purchased under the ESPP is 85% of the lower of the fair market value of the ordinary shares on the first day of the applicable six-month offering period and the last day of the applicable six-month offering period.

          (b) Offering Periods. The current offering period, which commenced on November 1, 2002, will terminate on the first trading day on or after the last day of the month (the "Effective Month") during which the Registration Statement on Form S-8 filed by the Company with the SEC on September 3, 2002 becomes available for the issuance of the Company's ordinary shares under the ESPP. The next offering period will commence on or after the first trading day on or after the first day in the month immediately following the Effective Month and shall terminate on the first trading day on or after November 30, 2003. Thereafter, the subsequent offering periods will commence on the first trading day on or after June 1 and December 1 and terminate on the first trading day on or after November 30 and May 31. If the current offering period terminates on September 30, 2003, the next offering period will commence on the first trading day on or after the first day in the month immediately following the Effective Month and shall terminate on the first trading day on or after February 28, 2004 and subsequent offering periods will commence on the first trading day on or after March 1 and September 1 and terminate on the first trading day on or after August 31 and February 28.

          (c) Withdrawal; Termination of Employment. If an employee decides to terminate his or her participation in the ESPP, all the payroll deductions credited to his or her purchase account will be withdrawn, and returned to him or her. Upon the termination of employment for any reason, all payroll deductions will likewise be returned to the (former) employee.

          (d) Death. A participating employee may designate who is to receive any shares and cash, if any, from the participant's account under the ESPP in the event of such participant's death subsequent to exercising a purchase option but prior to delivery of the ordinary shares.

          (e) Nontransferability. Payroll deductions and rights granted under the ESPP are not transferable by a participant other than by will, the laws of descent and distribution, or as otherwise provided under the ESPP, and the Company may treat any prohibited attempt to transfer as an election to withdraw.

          (f) Other Provisions. The subscription agreement may contain such other terms, provisions and conditions not inconsistent with the ESPP as may be determined by the administrator of the ESPP.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS

     In the event of changes in the issued ordinary shares by reason of any share splits, reverse share splits, share dividends, combinations, reclassifications or other similar change in the number of the Company's ordinary shares, an appropriate adjustment shall be made by the Board of Directors in the following: (i) the number and class of ordinary shares subject to the ESPP and (ii) the number and class of ordinary shares subject to any purchase rights outstanding under the ESPP. The determination of the Board of Directors as to which adjustments shall be made shall be conclusive. In the event of a proposed dissolution or liquidation of the Company, the offering period then in progress shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board of Directors.

     Notwithstanding the above, in the event of a merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, each purchase right shall be assumed or an equivalent option shall be substituted by such successor corporation, unless the Board of Directors determines, in lieu of such assumption or substitution, to (i) shorten the offering period then in progress by setting a new exercise date and any offering period then in progress shall end on the new exercise date or (ii) cancel each outstanding right to purchase and refund all sums collected from participants during the offering period then in progress.

AMENDMENT AND TERMINATION OF THE ESPP

     The Board of Directors may at any time amend or terminate the ESPP. The Company shall obtain shareholder approval of any amendment to the ESPP in such a manner and to such a degree as is necessary and desirable to comply with Section 423 (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the ordinary shares or the ADSs representing ordinary shares are traded). Any amendment of the ESPP shall not adversely affect the rights of participants with respect to purchase options already granted. Termination of the ESPP shall not affect purchase options already granted. The ESPP shall terminate on February 28, 2005 unless earlier terminated by the Board of Directors.

FEDERAL INCOME TAX CONSEQUENCES

     No income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the ordinary shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the ordinary shares are sold or otherwise disposed of more than two (2) years from the first day of the offering period and more than one (1) year from the date of transfer of the ordinary shares to the participant or ("the Statutory Holding Periods"), then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the ordinary shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the participant sells the stock at a loss (if the sale proceeds are less than the purchase price) after satisfying the Statutory Holding Periods, the loss will be a long-term capital loss. Net capital gains on assets held for more than twelve months are currently taxed at a maximum federal rate of 15%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If the ordinary shares are sold or otherwise disposed of before the expiration of the Statutory Holding Periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the ordinary shares on the date the ordinary shares are purchased over the purchase price. If the participant's profit exceeds the compensation income, then the excess profit will be capital gain. If the participant's profit is less than the compensation income, then the participant will have a capital loss equal to the value of the stock on the day he purchased the stock less the sales proceeds. This capital gain or loss will be long-term or short-term capital gain or loss, depending on the length of the holding periods. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon the sale or disposition of ordinary shares prior to the expiration of the Statutory Holding Periods described above.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE ESPP. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

             PARTICIPATION IN THE 1995 EMPLOYEE SHARE PURCHASE PLAN

     The following table sets forth information with respect to participation in the ESPP by each Named Executive Officer (as defined under "Executive Compensation"), all current executive officers as a group and all other employees as a group during the fiscal year ended January 31, 2003.

                                                             SECURITIES    PURCHASE PRICE
NAME OF INDIVIDUAL AND POSITION                              PURCHASED    ($ PER SHARE)(1)
-------------------------------                              ----------   ----------------
Charles E. Moran...........................................         0             --
  President and Chief Executive Officer
Gregory M. Priest..........................................     1,443           5.48
  Chairman of the Board of Directors and Chief Strategy
  Officer
Colm M. Darcy..............................................         0             --
  Executive Vice President, Content Development
Jerald A. Nine Jr. ........................................         0             --
  Executive Vice President, Global Sales & Marketing and
  General Manager, Content Solutions Division
Mark A. Townsend...........................................         0             --
  Executive Vice President, Technology
Thomas J. McDonald.........................................         0             --
  Executive Vice President, Operations and Chief Financial
  Officer
Jeffrey N. Newton..........................................     1,443           5.48
  Former Chief Customer Officer
Thomas F. McKeagney........................................         0             --
  Former Executive Vice President, Research and Development
All current executive officers as a group (6 persons)......     1,443           5.48
All other employees as a group.............................   608,588           4.70

---------------

(1) Represents a weighted average per share purchase price.

                 MANAGEMENT AND BOARD OF DIRECTORS INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of July 31, 2003 with respect to the beneficial ownership of the Company's ADSs by:

     - each person known to the Company to own beneficially more than 5% of the Company's outstanding securities;

     - each director;

     - each of the Named Executive Officers; and

     - the current directors and executive officers of the Company as a group.

     The number of ADSs beneficially owned by each 5% shareholder, director or executive officer is determined under rules of the SEC. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any ADSs representing the ordinary shares which the individual has the right to acquire on or before September 29, 2003 through the exercise of share options, and any reference in the footnotes to this table to shares subject to share options refers only to share options that are so exercisable. For purposes of computing the percentage of outstanding ADSs held by each person or entity, any shares which that person or entity has the right to acquire on or before September 29, 2003, are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, each person or entity has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. As of July 31, 2003, the Company had approximately 99,619,514 ordinary shares outstanding. The shareholders of the Company may elect to hold their respective shares of the Company's outstanding securities in the form of ordinary shares or ADSs. In addition, holders of options to purchase ordinary shares of the Company may, upon exercise of their options, elect to receive such ordinary shares in the form of ADSs. The 5% shareholders, directors and executive officers identified in the following table hold their respective shares of the Company's outstanding securities in the form of ADSs.

                                                               AMOUNT AND NATURE OF
                                                               BENEFICIAL OWNERSHIP
                                                              -----------------------
NAME AND ADDRESS                                                           PERCENTAGE
OF BENEFICIAL OWNER                                              ADSS        OWNED
-------------------                                           ----------   ----------
5% Shareholders
Warburg, Pincus Ventures, L.P.(1)...........................  13,279,987      13.3%
Liberty Wanger Asset Management, L.P.(2)....................  10,660,000      10.7%
Cramer Rosenthal McGlynn, LLC(3)............................   5,869,500       5.9%
Transamerica Investment Management, LLC(4)..................   4,983,069       5.0%
Directors
Stewart K.P. Gross(5).......................................  13,286,237      13.3%
Charles E. Moran(6).........................................   2,967,252       3.0%
Gregory M. Priest(7)........................................   1,948,186       1.9%
James S. Krzywicki(8).......................................     118,000         *
William T. Coleman III(9)...................................      80,027         *

                                                               AMOUNT AND NATURE OF
                                                               BENEFICIAL OWNERSHIP
                                                              -----------------------
NAME AND ADDRESS                                                           PERCENTAGE
OF BENEFICIAL OWNER                                              ADSS        OWNED
-------------------                                           ----------   ----------
Ferdinand von Prondzynski(10)...............................       6,260         *
P. Howard Edelstein.........................................       6,250         *
Other Named Executive Officers
Mark A. Townsend(11)........................................   1,179,753       1.2%
Jeffrey N. Newton(12).......................................   1,116,907       1.1%
Jerald A. Nine(13)..........................................   1,130,434       1.1%
Thomas J. McDonald(14)......................................     686,583         *
Thomas F. McKeagney(15).....................................       3,753         *
Colm M. Darcy(16)...........................................     250,417         *
All current directors and executive officers as a group (11
  persons)..................................................  21,659,399      20.9%

---------------

  *  Less than 1%

 (1) On September 16, 2002, Warburg Pincus Ventures, L.P. ("WPV"), Warburg Pincus & Co. ("WP") and Warburg Pincus LLC ("WP LLC") filed a Schedule 13D with the SEC reporting beneficial ownership and shared voting and dispositive power with respect to 13,279,987 ADSs, consisting of shares beneficially owned by WPV, WP and WP LLC; the following information is reported in reliance on such filing. WP is the sole general partner of WPV. WPV is managed by WP LLC. The address for WPV is 466 Lexington Avenue, 10th Floor, New York, New York 10017-3147.

 (2) On September 12, 2002, Liberty Wanger Asset Management, L.P. ("WAM"), WAM Acquisition GP, Inc. ("WAM GP") and Liberty Acorn Trust ("Acorn") filed a
     Schedule 13G and on March 10, 2003 filed Amendment No. 2 to the Schedule 13G with the SEC reporting beneficial ownership and shared voting and dispositive power with respect to 10,660,000 ADSs for WAM and WAM GP and 9,800,000 ADSs for Acorn, consisting of shares beneficially owned by WAM, WAM GP and Acorn; the following information is reported in reliance on such filing. WAM is an Investment Adviser registered under section 203 of the Investment Advisors Act of 1940 and reports ADSs acquired on behalf of discretionary clients. Acorn is a discretionary client of WAM. WAM GP is the general partner of WAM. WAM, WAM GP and Acorn file jointly pursuant to a Joint Filing Agreement dated March 10, 2003 among WAM, WAM GP and Acorn. The address of WAM, WAM GP and Acorn is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

 (3) On January 27, 2003, Cramer Rosenthal McGlynn, LLC ("Cramer") filed a
     Schedule 13G with the SEC reporting beneficial ownership with respect to 5,869,500 ADSs, consisting of 3,270,500 ADSs for which Cramer has sole voting and dispositive power and 2,520,400 ADSs for which Cramer has shared voting and dispositive power; the following information is reported in reliance on such filing. The Schedule 13G filing with the SEC was filed erroneously with respect to SkillSoft Corporation rather than SkillSoft PLC. Cramer is an Investment Adviser registered under section 203 of the Investment Advisors Act of 1940. The address of Cramer is 520 Madison Avenue, New York, New York 10022.

 (4) On December 2, 2002, Transamerica Investment Management, LLC ("TIM") filed a Schedule 13G and on February 14, 2003 filed Amendment No. 1 to the
     Schedule 13G with the SEC reporting beneficial ownership and shared voting and dispositive power with respect to 4,983,069 ADSs, consisting of 4,983,069 ADSs for which TIM has shared voting and dispositive power; the following information is reported in reliance on such filing. Each of the original Schedule 13G filing and the amendment thereto filed with the SEC were filed erroneously with respect to SkillSoft Corporation rather than SkillSoft

     PLC. TIM is deemed to be the beneficial owner pursuant to separate arrangements whereby TIM acts as investment adviser to certain individuals and entities. The address of TIM is 1150 S. Olive Street, Los Angeles, California 90015.

 (5) Mr. Gross, a director of the Company, is a managing director and member of WP LLC and a general partner of WP. Mr. Gross disclaims beneficial ownership of these shares. See Note 1 of this table. Mr. Gross's address is c/o WPV, 466 Lexington Avenue, 10th Floor, New York, New York 10017-3147. Includes 6,250 ADSs issuable upon exercise of share options held by Mr. Gross.

 (6) Includes 769,404 ADSs issuable upon exercise of share options held by Mr. Moran, 11 ADSs held by Mr. Moran's wife and 1,225,915 ADSs beneficially owned by Mr. Moran's wife, as trustee of various trusts for the benefit of Mr. Moran's children. Mr. Moran disclaims beneficial ownership of the shares held in trust.

 (7) Includes 1,877,162 ADSs issuable upon exercise of share options held by Mr. Priest.

 (8) Includes 115,000 ADSs issuable upon exercise of share options held by Mr. Krzywicki.

 (9) Includes 6,250 ADSs issuable upon exercise of share options held by Mr. Coleman and shares beneficially owned by the Coleman Family Trust, of which Mr. Coleman is trustee.

(10) Includes 6,250 ADSs issuable upon exercise of share options held by Dr. von Prondzynski.

(11) Includes 355,110 ADSs issuable upon exercise of share options held by Mr. Townsend and 59,185 ADSs beneficially owned by Mr. Townsend's wife as trustee of the MCM Trust. Mr. Townsend disclaims beneficial ownership of the shares held in trust.

(12) Includes 1,099,723 ADSs issuable upon exercise of share options held by Mr. Newton and 14,021 ADSs held in a trust. On September 6, 2002, Mr. Newton resigned as an executive officer. Except for information relating to share options, this information is based on the beneficial ownership information reported by Mr. Newton to the Company as of June 5, 2002 and reported in the Company's proxy statement filed with the SEC on June 17, 2002. The information relating to share options is accurate as of January 31, 2003.

(13) Includes 443,888 ADSs issuable upon exercise of share options held by Mr. Nine.

(14) Includes 355,110 ADSs issuable upon exercise of share options held by Mr. McDonald, 1,953 ADSs beneficially owned by Mr. McDonald's wife as trustee of a trust for the benefit of Mr. McDonald's family and 3,906 ADSs beneficially owned by Mr. McDonald as custodian for his daughter under the Uniform Gifts to Minors Act. Mr. McDonald disclaims beneficial ownership of the shares held in trust and held by him as custodian for his daughter.

(15) On April 8, 2002, Mr. McKeagney resigned as an executive officer. Except for information relating to options, this information is based on the beneficial ownership information reported by Mr. McKeagney to the Company as of June 5, 2002 and reported in the Company's proxy statement filed with the SEC on June 17, 2002.

(16) Includes 246,082 ADSs issuable upon exercise of share options held by Mr. Darcy.

DIRECTORS' COMPENSATION

     No director receives any cash compensation for his services as a member of the Company's Board of Directors or any committee of the Board of Directors, although each director is reimbursed for his expenses in attending Board of Directors and related committee meetings. As described in the following paragraph, non-employee directors may receive stock compensation for their services as a member of the Board of Directors.

     On initial election to the Board of Directors, each new non-employee director receives an option to purchase 25,000 ordinary shares under the Company's Director Plan. Each non-employee director who has been a director for at least six months receives an option to purchase 10,000 ordinary shares on January 1st of each year. All options granted under the Director Plan have a term of ten years and an exercise price equal to fair market value of the ordinary shares on the date of grant. Each option becomes exercisable as to 25% of the shares subject to the option on each anniversary of the date of grant, provided the non-employee director remains a director on such dates. Upon exercise of an option, the non-employee director may elect to receive his ordinary shares in the form of ADSs. After termination as a non-employee director, an optionee may exercise an option during the period set forth in his option agreement. If termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will remain exercisable for a period of three months. However, an option may never be exercised later than the expiration of its ten-year term. A non-employee director may not transfer options granted under the Director Plan other than by will or the laws of descent and distribution. Only the non-employee director may exercise the option during his lifetime. In the event of the Company's merger with or into another corporation or a sale of substantially all of the Company's assets, the successor corporation may assume, or substitute a new option in place of, each option. If such assumption or substitution occurs, the options will continue to be exercisable according to the same terms as before the merger or sale of assets. Following such assumption or substitution, if a non-employee director is terminated other than by voluntary resignation, the option will become fully exercisable and generally will remain exercisable for a period of three months. If the outstanding options are not assumed or substituted for, the Company's Board of Directors will notify each non-employee director that he has the right to exercise the option as to all shares subject to the option for a period of 30 days following the date of the notice. The option will terminate upon the expiration of the 30-day period. Unless terminated sooner, the Director Plan will automatically terminate in 2011. The Company's Board of Directors has the authority to amend, alter, suspend, or discontinue the Director Plan, but no such action may adversely affect any grant previously made under the Director Plan.

     On November 26, 2001, Dr. von Prondzynski was granted an option to purchase 25,000 ordinary shares at an exercise price of $20.68 per share reflecting his appointment to the Board of Directors in November 2001. Upon appointment to the Board of Directors on September 6, 2002, Messrs. Coleman, Edelstein and Gross were each granted an option to purchase 25,000 ordinary shares at an exercise price of $4.25 per share. On January 1, 2002, Mr. Krzywicki was granted an option to purchase 10,000 ordinary shares at an exercise price of $24.80 per share. On January 1, 2003, Mr. Krzywicki and Dr. von Prondzynski were each granted an option to purchase 10,000 ordinary shares at an exercise price of $2.75 per share. Each option granted to a non-employee director was in accordance with the terms of the Director Plan described above.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the total compensation for the years ended December 31, 2000 and 2001 and the 13 months ended January 31, 2003 for each person who served as chief executive officer of the Company during the fiscal year ended January 31, 2003, the four most highly compensated executive officers who were serving as executive officers on January 31, 2003 and two other executive officers who ceased serving as executive officers during the fiscal year ended January 31, 2003 but for whom disclosures would have been provided but for the fact that they were not serving as executive officers at the end of the fiscal year ended January 31, 2003 (the "Named Executive Officers"), as required under applicable rules of the SEC.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                ANNUAL COMPENSATION             COMPENSATION(3)
                                       -------------------------------------   -----------------
                                                                                    AWARDS
                                                                               -----------------
                             FISCAL                           OTHER ANNUAL     SHARES UNDERLYING    ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR(1)    SALARY     BONUS     COMPENSATION(2)        OPTIONS        COMPENSATION
---------------------------  -------   --------   --------   ---------------   -----------------   ------------
Charles E. Moran(4).......    2002     $ 93,750   $     --      $     --          $       --         $  4,327(5)
  President and Chief
  Executive Officer
Gregory M. Priest(6)......    2002      270,833    250,000(7)     142,917(8)       2,137,500            8,379(9)
  Chairman of the Board       2001      250,000    314,320        60,000(10)         220,000            9,981(11)
  and Chief Strategy
  Officer                     2000      250,000    339,320        60,000(10)              --            8,379(9)
Colm M. Darcy.............    2002      206,667     66,250            --             530,000           92,230(12)
  Executive Vice President,
  Content Development
Jerald A. Nine Jr.(13)....    2002       84,333         --            --                  --            3,846(5)
  Executive Vice President,
  Global Sales & Marketing
  and General Manager,
  Content Solutions
  Division
Mark A. Townsend(14)......    2002       66,667         --            --                  --            3,077(5)
  Executive Vice President,
  Technology
Thomas J. McDonald(15)....    2002       62,500         --            --                  --            2,885(5)
  Executive Vice President,
  Operations and Chief
  Financial Officer
Former Officers
Jeffrey N. Newton(16).....    2002      150,000         --        82,500(17)       1,010,000          923,560(8)
  Former Chief Customer       2001      200,000    187,200        60,000(17)         160,000            7,200(9)
  Officer                     2000      200,000    150,000            --                  --            7,200(9)
Thomas F. McKeagney(19)...    2002       50,000         --        25,000(20)              --          215,554(21)
  Former Executive Vice       2001      150,000    112,500            --             130,000            5,416(9)
  President, Research and     2000      150,000    125,000            --              70,000            5,454(9)
  Development

---------------

 (1) In connection with the closing of the merger with SkillSoft Corporation on September 6, 2002, the Company's fiscal year end changed from December 31 to January 31. Accordingly, this table presents compensation for the years ended December 31, 2000 ("2000") and December 31, 2001 ("2001") and the period from January 1, 2002 through January 31, 2003 ("2002").

 (2) Other compensation in the form of perquisites and other personal benefits has been omitted, in accordance with the rules of the SEC, in those instances in which the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the executive officer in the fiscal year covered.

 (3) The Company did not grant any stock appreciation rights or make any long-term incentive plan payouts during any fiscal year covered. This table excludes options granted by SkillSoft Corporation prior to the merger on September 6, 2002 to each of Messrs. Moran, Nine, McDonald and Townsend, which options were assumed by the Company in connection with the merger and, based on the merger exchange ratio of 1 share of SkillSoft Corporation common stock for 2.3674 ordinary shares of the Company, are exercisable to purchase an aggregate of 1,657,180, 1,065,330, 946,960 and 946,960 ordinary shares, respectively, at an exercise price of $4.06 per share.

 (4) Mr. Moran has served as the Company's Chief Executive Officer since the closing of the Company's merger with SkillSoft Corporation on September 6, 2002, and, therefore, the salary reported on this table reflects salary paid to Mr. Moran from such date through January 31, 2003. Mr. Moran's current annual base salary is $250,000.

 (5) Consists of amounts paid as accrued vacation time.

 (6) Mr. Priest served as the Company's Chief Executive Officer until the closing of the Company's merger with SkillSoft Corporation on September 6, 2002.

 (7) Consists of amounts paid as a bonus earned and approved prior to the merger with SkillSoft Corporation on September 6, 2002.

 (8) Consists of $65,000 paid to Mr. Priest as an accommodation allowance (see "Employment Agreements -- Gregory M. Priest's Employment Agreement") and a total of $77,917 paid to Mr. Priest as a non-recoverable advance against bonuses on a monthly basis from January 1, 2002 through September 30, 2002.

 (9) Consists of amounts paid as car allowances.

(10) Consists of amounts paid as an accommodation allowance (see "Employment Agreements -- Gregory M. Priest's Employment Agreement").

(11) Consists of $8,379 paid to Mr. Priest as a car allowance and $1,602 paid by the Company for the premium payment of Mr. Priest's life insurance policy. The Company no longer pays premiums with respect to this policy.

(12) Consists of $69,153 paid to Mr. Darcy in connection with his relocation to Nashua, New Hampshire and $23,077 paid to Mr. Darcy as accrued vacation time.

(13) Mr. Nine has served as the Company's Executive Vice President, Global Sales and Marketing and General Manager, Content Solutions Division, since the closing of the Company's merger with SkillSoft Corporation on September 6, 2002, and, therefore, the salary reported on this table reflects salary paid to Mr. Nine from such date through January 31, 2003. Mr. Nine's current annual base salary is $200,000.

(14) Mr. Townsend has served as the Company's Executive Vice President, Technology, since the closing of the Company's merger with SkillSoft Corporation on September 6, 2002, and, therefore, the salary reported on his table reflects salary paid to Mr. Townsend from such date through January 31, 2003. Mr. Townsend's current annual base salary is $160,000.

(15) Mr. McDonald has served as the Company's Executive Vice President, Operations and Chief Financial Officer, since the closing of the Company's merger with SkillSoft Corporation on September 6, 2002, and, therefore, the salary reported on this table reflects salary paid to Mr. McDonald from such date through January 31, 2003. Mr. McDonald's current annual base salary is $150,000.

(16) Mr. Newton resigned from his position as an executive officer of the Company upon the closing of the Company's merger with SkillSoft Corporation on September 6, 2002.

(17) Consists of $45,000 paid to Mr. Newton in 2002 and $60,000 paid in 2001 as an accommodation allowance and a total of $37,500 paid to Mr. Newton as a non-recoverable advance against commissions and bonuses on a monthly basis from January 1, 2002 through September 30, 2002.

(18) Consists of $5,400 paid to Mr. Newton as a car allowance, $23,077 paid to Mr. Newton as accrued vacation time and $895,083 paid to Mr. Newton as severance (see "Severance Agreements -- Jeffrey N. Newton's Severance Agreement" for more information regarding the severance payment).

(19) Mr. McKeagney resigned from his position as an executive officer of the Company on April 8, 2002.

(20) Consists of amounts paid to Mr. McKeagney as a non-recoverable advance against bonuses paid to Mr. McKeagney on a monthly basis from January 1, 2002 through April 30, 2002.

(21) Consists of $7,499 paid to Mr. McKeagney as accrued vacation time, $1,805 paid to Mr. McKeagney as a car allowance, a total of $168,750 paid to Mr. McKeagney as severance (of which $131,250 was paid during the fiscal year ended January 31, 2003 and the remaining $37,500 was paid in two equal monthly installments in February and March 2003) and $37,500 paid to Mr. McKeagney as consulting fees (see "Severance Agreements -- Thomas F. McKeagney's Severance Agreement" for more information regarding the severance payments and consulting fees).

     Option Grants Table. The following table provides certain information with respect to stock options granted during the 13 months ended January 31, 2003 to each of the Named Executive Officers. The Company granted no stock appreciation rights during the 13 months ended January 31, 2003.

                               INDIVIDUAL GRANTS

                                                                                                POTENTIAL REALIZABLE VALUE
                                                                                                  AT ASSUMED ANNUAL RATES
                               NUMBER OF       PERCENT OF TOTAL                                 OF SHARE PRICE APPRECIATION
                            ORDINARY SHARES    OPTIONS GRANTED    EXERCISE PRICE                    FOR OPTION TERM(3)
                           UNDERLYING OPTION   TO EMPLOYEES IN     PER ORDINARY    EXPIRATION   ---------------------------
NAME                          GRANTED(1)        FISCAL YEAR(2)        SHARE           DATE           5%            10%
----                       -----------------   ----------------   --------------   ----------   ------------   ------------
Charles E. Moran.........             --               --                --              --              --             --
Gregory M. Priest........        412,500              5.8%            $5.55          5/8/12      $1,439,776     $3,648,674
                                 254,166              3.6%            $3.30         7/12/12      $  527,484     $1,336,748
                               1,470,834             20.8%            $3.30         7/12/12      $3,052,499     $7,735,631
Colm M. Darcy............        130,000              1.8%            $5.55          5/8/12      $  453,747     $1,149,885
                                 350,000              5.0%            $3.30         7/12/12      $  726,373     $1,840,773
                                  50,000              0.7%            $4.25          9/6/12      $  133,640     $  338,670
Jerald A. Nine Jr........             --               --                --              --              --             --
Mark Townsend............             --               --                --              --              --             --
Thomas J. McDonald.......             --               --                --              --              --             --
Former Officers
Jeffrey N. Newton(4).....        300,000              4.3%            $5.55         12/5/05      $  262,446     $  551,115
                                 366,666              5.2%            $3.30         12/5/05      $  190,726     $  400,509
                                 343,334              4.9%            $3.30         12/5/05      $  178,589     $  375,024
Thomas F. McKeagney......             --               --                --              --              --             --

---------------

(1) All options granted to the Named Executive Officers were granted under the Company's 1994 Share Option Plan (the "1994 Plan) and 2002 Plan. The exercise price of all options was equal to the fair market value of the Company's ADSs on the date of grant. In general, under each of the 1994 Plan and the 2002 Plan, such options vest as to 25% of the ordinary shares subject to the option one year from the vesting commencement date, which is generally the date of grant or the date of hire of the optionee, and as to 1/48th of the shares subject to the option each month thereafter. The options are generally not transferable by the optionee, are exercisable for a ten year period from the date of the grant, and must generally be exercised within three months after the end of the optionee's status as an employee or within twelve months after the optionee's death or disability. This table excludes options granted by SkillSoft Corporation prior to the merger on September 6, 2002 to each of Messrs. Moran, Nine, McDonald and Townsend, which options were assumed by the Company in connection with the merger and, based on the merger exchange ratio of 1 share of SkillSoft Corporation common stock for 2.3674 ordinary shares of the Company, are exercisable to purchase an aggregate of 1,657,180, 1,065,330, 946,960 and 946,960 ordinary shares, respectively, at an exercise price of $4.06 per share.

(2) Based on a total of 7,060,844 ordinary shares subject to options granted by the Company to its employees during the 13 months ended January 31, 2003.

(3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of share price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The grants shown are net of their option exercise price but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercises of options will depend on the market price of the ADSs, the optionee's continued employment through the option period, and the date on which the options are exercised.

(4) Pursuant to Mr. Newton's severance agreement, Mr. Newton's options continue to vest until September 6, 2005 (see "Severance Agreements -- Jeffrey N. Newton's Severance Agreement").

     Fiscal Year-End Option Value Table. The following table provides certain information concerning the value of unexercised share options held by each of the Named Executive Officers as of January 31, 2003. None of the Named Executive Officers exercised options during the 13 months ended January 31, 2003.

                                                 NUMBER OF ORDINARY SHARES         VALUE OF UNEXERCISED
                                               UNDERLYING UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS
                                                   AT JANUARY 31, 2003(1)         AT JANUARY 31, 2003(2)
                                               ------------------------------   ---------------------------
NAME                                           EXERCISABLE     UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                                           ------------    --------------   -----------   -------------
Charles E. Moran.............................     236,739        2,130,659         $  --          $  --
Gregory M. Priest............................   1,251,868        2,098,659         $  --          $  --
Colm M. Darcy................................      99,833          524,167         $  --          $  --
Jerald A. Nine Jr............................     118,370        1,302,068         $  --          $  --
Mark A. Townsend.............................      78,913        1,104,785         $  --          $  --
Thomas J. McDonald...........................      78,913        1,104,785         $  --          $  --
Former Officers
Jeffrey N. Newton............................     807,641          818,598         $  --          $  --
Thomas F. McKeagney..........................     287,703                0         $  --          $  --

---------------

(1) This table includes options granted by SkillSoft Corporation prior to the merger on September 6, 2002 to each of Messrs. Moran, Nine, McDonald and Townsend, which options were assumed by the Company in connection with the merger and, based on the merger exchange ratio of 1 share of SkillSoft

    Corporation common stock for 2.3674 ordinary shares of the Company, are exercisable to purchase an aggregate of 1,657,180, 1,065,330, 946,960 and 946,960 ordinary shares, respectively, at an exercise price of $4.06 per share.

(2) The value of the in-the-money options is the excess of the fair market value (determined on the basis of the closing price per share of the Company's ADSs on the NASDAQ National Market) of the underlying ordinary shares on January 31, 2003 ($2.86 per share) over the exercise price of the option multiplied by the number of ordinary shares underlying the option.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about the ordinary shares authorized for issuance under the Company's equity compensation plans as of January 31, 2003.

                                                      (A)                 (B)                  (C)
                                                                                         NUMBER OF SHARES
                                                                                       REMAINING AVAILABLE
                                               NUMBER OF SHARES    WEIGHTED-AVERAGE    FOR FUTURE ISSUANCE
                                               TO BE ISSUED UPON   EXERCISE PRICE OF       UNDER EQUITY
                                                  EXERCISE OF         OUTSTANDING          COMPENSATION
                                                  OUTSTANDING          OPTIONS,          PLANS (EXCLUDING
                                               OPTIONS, WARRANTS     WARRANTS AND      SECURITIES REFLECTED
PLAN CATEGORY(1)                                  AND RIGHTS            RIGHTS            IN COLUMN(A))
----------------                               -----------------   -----------------   --------------------
Equity compensation plans approved by
  security holders...........................      7,555,900(2)         $ 9.58(2)           2,890,365
Equity compensation plans not approved by
  security holders...........................      6,391,632(3)         $13.35              5,944,621(4)
                                                  ----------            ------              ---------
  Total......................................     13,947,532            $11.31              8,834,986

---------------

(1) This table excludes an aggregate of 11,709,927 ordinary shares issuable upon exercise of outstanding options that the Company assumed in connection with its merger with SkillSoft Corporation. The weighted average exercise price of the excluded options is $5.56 per share. The Company assumed the SkillSoft Corporation 1998 Stock Incentive Plan, 1999 Non-Employee Director Stock Option Plan, 2001 Stock Incentive Plan and Books24x7.com, Inc. 1994 Stock Option Plan only insofar as they related to options outstanding under the plans at the time of the merger, and the Company may not grant any future options under any of the plans.

(2) Excludes ordinary shares issuable under the Company's 1995 Employee Stock Purchase Plan in connection with the current offering period; such ordinary shares are included in column (c).

(3) Consists of 6,381,031 ordinary shares subject to outstanding options under the Company's 1996 Supplemental Stock Plan (the "1996 Plan"), 6,567 ordinary shares subject to outstanding options under the ForeFront Group, Inc. Amended and Restated 1996 Stock Option Plan (the "ForeFront 1996 Plan"), 3,424 ordinary shares subject to outstanding options under the Knowledge Well Group Limited 1998 Share Option Plan (the "Knowledge Well Group 1998 Plan") and 610 ordinary shares subject to outstanding options under the Knowledge Well Limited 1998 Share Option Plan (the "Knowledge Well 1998 Plan").

(4) Consists of 4,749,527 ordinary shares available for issuance under the 1996 Plan, 2 ordinary shares available for issuance under the ForeFront Group, Inc. 1996 Non-employee Director's Stock Option Plan (the "ForeFront 1996 Director Plan"), 337,230 ordinary shares available for issuance under the ForeFront 1996 Plan, 624,203 ordinary shares available for issuance under the Knowledge Well Group 1998 Plan and 233,659 ordinary shares available for issuance under the Knowledge Well 1998 Plan.

  1996 PLAN

     On October 15, 1996, the Board of Directors approved the 1996 Plan. The 1996 Plan provides for the granting of non-qualified share options to employees (excluding officers, as defined by the 1996 Plan, and directors) and consultants at a price determined by the Compensation Committee of the Board of Directors or its designee (the "Compensation Committee"). Options granted under the 1996 Plan vest at a rate determined by the Compensation Committee on a grant-by-grant basis. The 1996 Plan provides that vested options may be exercised for up to three months after termination of employment and for 12 months after termination of employment as a result of disability. The Compensation Committee may select alternative periods of time for exercise upon termination of service. The 1996 Plan permits options to be exercised with cash, check, promissory notes, certain other ordinary shares of the Company or consideration received by the Company under a "cashless exercise" program. In the event that the Company merges with or into another corporation, or sells substantially all of its assets, the 1996 Plan provides that each outstanding option may be assumed or substituted for by the successor corporation. If such substitution or assumption does not occur, each option will fully vest and become exercisable. As of January 31, 2003, there were 14,000,000 ordinary shares reserved under the 1996 Plan, and 4,749,527 ordinary shares remaining for future issuance.

  FOREFRONT 1996 DIRECTOR PLAN

     On May 28, 1998, the Company assumed the ForeFront 1996 Director Plan and outstanding options thereunder exercisable for 18,822 of the Company's ordinary shares. The ForeFront 1996 Director Plan provides for the granting of non-qualified stock options to nonemployee directors of ForeFront Group, Inc. at the fair market value of the shares as of the date of grant determined by the Compensation Committee. Options granted under the ForeFront 1996 Director Plan generally vest over two years. The ForeFront 1996 Director Plan provides that vested options may be exercised within two years of termination of directorship and for one year after termination of directorship as a result of death or disability. The ForeFront 1996 Director Plan permits options to be exercised with cash, check, or certain other ordinary shares of the Company. In the event that the Company merges with or into another corporation, or sells substantially all of its assets, the ForeFront 1996 Director Plan provides that each outstanding option will fully vest and become exercisable. As of January 31, 2003, there were no ordinary shares subject to options outstanding under the ForeFront 1996 Director Plan, and 2 ordinary shares available for future issuance. The Company has not granted any further options under the ForeFront 1996 Director Plan since the date it was assumed and will not make future grants thereunder.

  FOREFRONT 1996 PLAN

     On May 28, 1998, the Company assumed the ForeFront 1996 Plan and outstanding options thereunder exercisable for 798,924 of the Company's ordinary shares. The ForeFront 1996 Plan provides for the granting of incentive stock options to employees (including officers and directors) and non-qualified stock options to employees (including officers and directors) and consultants at an exercise price determined by the Compensation Committee (not less than the fair market value of the shares as of the date of grant for incentive stock options). Options granted under the ForeFront 1996 Plan vest at a rate determined by the Compensation Committee on a grant-by-grant basis. The ForeFront 1996 Plan provides that vested options may be exercised within 90 days after termination of employment and within 12 months after termination of employment as a result of death or disability. The ForeFront 1996 Plan permits options to be exercised with cash, check, promissory note, certain other shares of the Company's capital stock or consideration received by the Company under a "cashless exercise" program. In the event that the Company merges with or into another corporation, or sells substantially all of its assets, the ForeFront 1996 Plan provides that each outstanding option will fully vest and become exercisable. As of January 31, 2003, there were 6,567 ordinary shares subject to options outstanding under the ForeFront 1996 Plan, and 337,230 ordinary shares available for future issuance. The Company has not granted any further options under the ForeFront 1996 Plan since the date it was assumed and has no current intention of making future grants thereunder.

  KNOWLEDGE WELL 1998 PLAN

     On June 18, 1999, the Company assumed the Knowledge Well 1998 Plan and outstanding options thereunder exercisable for 654,800 of the Company's ordinary shares. The Knowledge Well 1998 Plan provides for the granting of incentive share options to employees (including officers and directors) and non-qualified share options to non-employee directors of Knowledge Well Limited, employees (including officers and directors) and consultants at an exercise price determined by the Compensation Committee (not less than the fair market value of the shares as of the date of grant for incentive stock options). Options granted under the Knowledge Well 1998 Plan vest at a rate determined by the Compensation Committee on a grant-by-grant basis. The Knowledge Well 1998 Plan provides that vested options may be exercised for 90 days after termination of employment or directorship and for 12 months after termination of employment or directorship as a result of death or disability. The Compensation Committee may select alternative periods of time for exercise upon termination of service. The Knowledge Well 1998 Plan permits options to be exercised with cash, check, promissory note, certain other ordinary shares of the Company or consideration received by the Company under a "cashless exercise" program. In the event that the Company merges with or into another corporation, or sells substantially all of its assets, the Knowledge Well 1998 Plan provides that each outstanding option may be assumed or substituted for by the successor corporation. If such substitution or assumption does not occur, each option will fully vest and become exercisable. As of January 31, 2003, there were 610 ordinary shares subject to options outstanding under the Knowledge Well 1998 Plan, and 233,659 ordinary shares available for future issuance. The Company has not granted any further options under the Knowledge Well 1998 Plan since the date it was assumed and has no current intention of making future grants thereunder.

  KNOWLEDGE WELL GROUP 1998 PLAN

     On June 18, 1999, the Company assumed the Knowledge Well Group 1998 Plan and outstanding options thereunder exercisable for 654,800 of the Company's ordinary shares. The Knowledge Well Group 1998 Plan provides for the granting of incentive share options and non-qualified share options to non-employee directors of Knowledge Well Group Limited, employees (including officers and directors) and consultants at an exercise price determined by the Compensation Committee (not less than the fair market value of the shares as of the date of grant for incentive share options). Options granted under the Knowledge Well Group 1998 Plan vest at a rate determined by the Compensation Committee on a grant-by-grant basis. The Knowledge Well Group 1998 Plan provides that vested options may be exercised for 90 days after termination of employment or directorship and for 12 months after termination of employment or directorship as a result of death or disability. The Compensation Committee may select alternative periods of time for exercise upon termination of service. The Knowledge Well Group 1998 Plan permits options to be exercised with cash, check, promissory note, certain other ordinary shares of the Company or consideration received by the Company under a "cashless exercise" program. In the event that the Company merges with or into another corporation, or sells substantially all of its assets, the Knowledge Well Group 1998 Plan provides that each outstanding option may be assumed or substituted for by the successor corporation. If such substitution or assumption does not occur, each option will fully vest and become exercisable. As of January 31, 2003, there were 3,424 ordinary shares subject to options outstanding under the Knowledge Well Group 1998 Plan, and 624,203 ordinary shares available for future issuance. The Company has not granted any further options under the Knowledge Well Group 1998 Plan since the date it was assumed and has no current intention of making future grants thereunder.

EMPLOYMENT AGREEMENTS

     Charles E. Moran's Employment Agreement. In connection with the Company's merger with SkillSoft Corporation, the Company entered into an employment agreement, effective on September 6, 2002, the date of completion of the merger, with Charles E. Moran, to employ Mr. Moran as its President and Chief Executive Officer. Mr. Moran's agreement provides for a cash compensation plan that reflects the level established by the SkillSoft Corporation board of directors for the then current fiscal year. Specifically, Mr. Moran's employment agreement provides that he will be paid a base salary of $225,000 per year to be reviewed for increases at least annually by the Company's Board of Directors. In addition, Mr. Moran will be entitled to receive an annual performance bonus based on performance metrics established by the Board of Directors. Mr. Moran's employment is at-will, but if Mr. Moran's employment is terminated without cause or if he resigns with good reason, each as defined in the agreement, he will be entitled to receive a payment equal to the sum of his base salary and target bonus for a period which is the greater of (i) one year after the date of termination, and (ii) the period between the date of termination and September 6, 2004, the second anniversary of the completion of the merger. In addition, if Mr. Moran is terminated without cause or if he resigns with good reason, he may elect to continue vesting of the options granted to him by the Company for a period which is the greater of (i) one year after the date of termination, and
(ii) the period between the date of termination and September 6, 2004, if he agrees to be bound by the nonsolicitation and noncompete provisions contained in his employment agreement. The employment agreement also includes a covenant not to solicit employees and a covenant not to compete for a period extending until the later of one year after the termination of his employment and September 6, 2004, if Mr. Moran's termination is voluntary (other than for good reason) or the Company terminates him for cause.

     Gregory M. Priest's Employment Agreement. In connection with the Company's merger with SkillSoft Corporation, the Company entered into an employment agreement, effective on September 6, 2002, the date of completion of the merger, with Gregory M. Priest, to employ Mr. Priest as Chairman of the Board of Directors and Chief Strategy Officer of the Company. Mr. Priest's agreement provides for a cash compensation plan that reflects the level established by the Board of Directors for 2002 (which plan was not increased from Mr. Priest's cash compensation plan for the fiscal year ended December 31, 2001). Specifically, Mr. Priest's employment agreement provides that he will be paid a base salary of $250,000 per year to be reviewed for increases at least annually by the Board of Directors. In addition, Mr. Priest will be entitled to a $60,000 per year accommodation allowance and an auto allowance in the amount of $8,379. He will also be entitled to receive an annual performance bonus of $265,000 upon the attainment of agreed upon performance objectives to be reviewed for increases at least annually by the Board of Directors. Mr. Priest's employment is at-will, but if his employment is terminated without cause or if he resigns with good reason, each as defined in the agreement, he will be entitled to receive a payment equal to the sum of his base salary and target bonus for a period which is the greater of (i) one year after the date of termination, and (ii) the period between the date of termination and September 6, 2005, the third anniversary of the completion of the merger. In addition, if Mr. Priest is terminated without cause or if he resigns with good reason, he may elect to continue vesting of the options granted to him by the Company for a period which is the greater of (i) one year after the date of termination, and (ii) the period between the date of termination and September 6, 2005, if he agrees to be bound by the nonsolicitation and noncompete provisions contained in his employment agreement. The employment agreement also includes a covenant not to solicit employees and a covenant not to compete for a period extending until the later of one year after the termination of his employment and September 6, 2005, if Mr. Priest's termination is voluntary (other than for good reason) or the Company terminates him for cause.

     Colm M. Darcy's Employment Agreement. In connection with the Company's merger with SkillSoft Corporation, the Company entered into an employment agreement, effective on September 6, 2002, the date of completion of the merger, with Colm M. Darcy, to employ Mr. Darcy as Executive Vice President, Content

Development, of the Company. Mr. Darcy's employment agreement provides that he will be paid a base salary of $200,000 per year to be reviewed for increases at least annually by the Board of Directors. Pursuant to the employment agreement, on September 6, 2002, the Company granted Mr. Darcy an option to purchase an aggregate of 50,000 shares of the Company at an exercise price of $4.25 per share. The option grant will vest as to 25% of the shares on September 6, 2003 and thereafter in 48 equal monthly installments on each monthly anniversary of the date of the grant. Mr. Darcy will also be reimbursed for certain supplemental travel expenses for him and his wife. In addition, Mr. Darcy will be entitled to receive relocation expense reimbursement in the event Mr. Darcy either relocates to Ireland at the Company's request or returns there within three months after his employment is terminated without cause or if he resigns with good reason, each as defined in the agreement. Mr. Darcy's employment is at-will, but if his employment is terminated without cause or if he resigns with good reason, he will be entitled to receive a payment equal to the sum of $75,000 plus his base salary for a period which is the greater of (i) six months after the date of termination, and (ii) the period between the date of termination and September 6, 2003, the first anniversary of the completion of the merger. In addition, if Mr. Darcy is terminated without cause or if he resigns with good reason, he may elect to continue vesting of the options granted to him by the Company for a period which is the greater of (i) six months after the date of termination, and (ii) the period between the date of termination and September 6, 2003, if he agrees to be bound by the nonsolicitation and noncompete provisions contained in his employment agreement. The employment agreement also includes a covenant not to solicit employees and a covenant not to compete for a period extending until the later of six months after the termination of his employment and September 6, 2006, if Mr. Darcy's termination is voluntary (other than for good reason) or the Company terminates him for cause.

     Thomas J. McDonald's Employment Agreement. The Company's subsidiary, SkillSoft Corporation, is a party to an employment agreement with Thomas J. McDonald, dated February 2, 1998. Under the terms of the employment agreement, Mr. McDonald is entitled to receive an annual base salary of $135,000, which may be increased in accordance with SkillSoft Corporation's regular salary review practices. Mr. McDonald is entitled to participate in any bonus plan that SkillSoft Corporation may establish for its senior executives. Either SkillSoft Corporation or Mr. McDonald may terminate the employment agreement at will for any reason, upon three months' prior notice in the case of termination by SkillSoft Corporation, or upon two months' prior notice in the case of termination by Mr. McDonald. If SkillSoft Corporation terminates Mr. McDonald's employment without cause, or if Mr. McDonald terminates his employment for good reason (as defined in the employment agreement), then SkillSoft Corporation will be required to pay Mr. McDonald his base salary and benefits for a period of six months following termination. In addition, in the event of such a termination, Mr. McDonald's stock options will continue to vest and be exercisable if he performs consulting services for SkillSoft Corporation of up to ten hours per week during the six months following termination.

     Jerald A. Nine's Employment Agreement. In connection with the Company's merger with SkillSoft Corporation, the Company entered into an employment agreement, effective on September 6, 2002, the date of completion of the merger, with Jerald A. Nine, to employ Mr. Nine as its Executive Vice-President, Content Solutions and General Manager Books Division. Mr. Nine's agreement provides for a cash compensation plan that reflects the level established by the SkillSoft Corporation Board of Directors for the then current fiscal year. Mr. Nine's employment agreement with the Company provides that he will be paid a base salary of $200,000 per year to be reviewed for increases at least annually by the Board of Directors. In addition, Mr. Nine will be entitled to receive an annual performance bonus based on performance metrics established by the Board of Directors. Mr. Nine's employment is at-will, but if Mr. Nine's employment is terminated without cause or if he resigns with good reason, as defined in the agreement, he will be entitled to receive a payment equal to the sum of his base salary plus the then maximum performance bonus for a period of one year. In addition, if Mr. Nine is terminated without cause or if he resigns with good reason, he may elect to continue vesting of the options granted to him by the Company for a period of one year. The employment agreement also includes a covenant not to solicit employees and a covenant not to compete for a period extending until one year after the termination of his employment if Mr. Nine's termination is voluntary (other than for good reason) or the Company terminates him for cause.

     Mark A. Townsend's Employment Agreement. SkillSoft Corporation is also a party to an employment agreement with Mark A. Townsend, dated January 12, 1998. Under the terms of the employment agreement, Mr. Townsend is entitled to receive a base salary of $145,000, which may be increased in accordance with SkillSoft Corporation's regular salary review practices. Mr. Townsend is also entitled to participate in any bonus plans that SkillSoft Corporation may establish for its senior executives. Mr. Townsend's employment agreement provides for the same termination provisions and severance benefits as Mr. McDonald.

SEVERANCE AGREEMENTS

     Thomas F. McKeagney's Severance Agreement. On April 30, 2002, the Company and its former executive officer, Thomas F. McKeagney, entered into a Separation Agreement and Release. The agreement provides Mr. McKeagney with COBRA coverage, aggregate severance payments of $168,750 to be paid in monthly installments of $18,750, a possible bonus payment of up to $75,000, acceleration of vesting applicable to certain options held by him, and an extension of his post-termination option exercise period until May 31, 2003. Pursuant to this agreement, Mr. McKeagney was paid a total of $131,250 in the fiscal year ended January 31, 2003. In addition, pursuant to this agreement, Mr. McKeagney entered into a consulting agreement with the Company and received a total of $37,500 for these consulting services during the fiscal year ended January 31, 2003.

     Jeffrey N. Newton's Severance Agreement. On September 13, 2002, the Company and its former executive officer, Jeffrey N. Newton, entered into an Agreement and Release. The agreement provides Mr. Newton with COBRA coverage, aggregate severance payments of up to $914,400 and an extension of his post-termination option vesting period until September 6, 2005. Pursuant to the separation agreement, Mr. Newton was paid a total of $895,083 during the fiscal year ended January 31, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Approximately 9% of the issued share capital of CBT (Technology) Limited, one of the Company's Irish subsidiaries, representing a special non-voting class, is owned by Stargazer Productions ("Stargazer"), an unlimited company which is wholly-owned by certain employees of the Company. All of the voting securities of CBT (Technology) Limited are owned by the Company and, except for the securities owned by Stargazer, there are no other outstanding securities of CBT (Technology) Limited. CBT (Technology) Limited has in the past and may in the future declare and pay dividends to Stargazer, and Stargazer may pay dividends to its shareholders out of such amounts. Stargazer has the right to receive periodic dividends as and when declared by CBT (Technology) Limited, but does not have any rights to the assets of CBT (Technology) Limited. Except for the fact that Stargazer is wholly owned by certain employees of the Company, the Company has no relationship with Stargazer. These employees do not include any of the Company's directors or executive officers.

     In August 1999, Mr. Priest, received a loan in the amount of $450,000 which was repayable in four equal annual installments, commencing in August 2000. Interest accrued on the principal amount at a rate of 5.96%, which was paid annually. Mr. Priest repaid all remaining amounts due on the loan in August 2002.

     On December 10, 1997, Mr. Moran delivered a promissory note to SkillSoft Corporation in the original principal amount of $166,250, at an annual interest rate of 6.2%, for the purchase of 1,266,666 shares of common stock of SkillSoft Corporation. On March 31, 1999, Mr. Moran delivered a promissory note to SkillSoft Corporation in the original principal amount of $13,125, at an annual interest rate of 4.83%, for the purchase of 100,000 shares of common stock of SkillSoft Corporation. On April 24, 2002, Mr. Moran discharged his obligations under the two promissory notes by paying SkillSoft Corporation $226,444, which amount represents the aggregate indebtedness outstanding at such time.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended January 31, 2003, the members of the Compensation Committee of the Company's Board of Directors were Mr. Krzywicki, Mr. Patrick J. McDonagh, who served until his resignation as a director on September 6, 2002, and Messrs. Coleman and Gross (Chair), who were appointed as members of the Compensation Committee in October 2002. No executive officer of the Company has served as a director or member of the compensation committee of any other entity whose executive officers served as a director or member of the Company's Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     This report is submitted by the Compensation Committee of the Board of Directors. During the fiscal year ended January 31, 2003, the Compensation Committee was responsible for administering and granting options to the Company's executive officers under the Company's stock plans and reviewing and approving compensation matters concerning the executive officers and key employees of the Company.

     Overview and Philosophy. The Company uses its compensation program to achieve the following objectives:

     - To provide compensation that attracts, motivates and retains the talented, high caliber officers and employees necessary to achieve the Company's strategic objectives, as determined by the Board of Directors.

     - To align the interest of officers with the success of the Company.

     - To align the interest of officers with shareholders by including long-term equity incentives.

     - To increase the long-term profitability of the Company and, accordingly, increase shareholder value.

     Compensation under the executive compensation program is comprised of cash compensation in the form of base salary, bonuses, and long-term incentive awards, generally in the form of share options. In addition, the compensation program includes various other benefits, including medical and insurance plans, the Company's 401(k) Plan, the 1995 Employee Share Purchase Plan and other employee benefit plans, which plans are generally available to all employees of the Company.

     The principal factors which the Compensation Committee considered with respect to each officer's compensation package for fiscal year ended January 31, 2003 are summarized below. The Board of Directors or the Compensation Committee may, however, in its discretion, apply different or additional factors in making decisions with respect to executive compensation in future years.

     Base Salary. Compensation levels for each of the Company's officers, including the Chief Executive Officer, are generally set within the range of salaries that the Compensation Committee believes are paid to officers with comparable qualifications, experience and responsibilities at similar companies. In setting compensation levels, the Compensation Committee takes into account such factors as (i) the Company's past performance and future expectations, (ii) individual performance and experience, (iii) past salary levels, which includes salaries paid historically by two different companies (SkillSoft PLC, formerly SmartForce PLC, and SkillSoft Corporation), and (iv) minimum salary levels set by employment agreements. The Compensation Committee does not assign relative weights or ranking to these factors, but instead makes a determination based upon the consideration of all of these factors as well as the progress made with respect to the Company's long-term goals and strategies.

     Base salary, while reviewed annually, is only adjusted as deemed necessary by the Compensation Committee in determining total compensation for each officer. Base salary levels for each of the Company's officers, other than the Chief Executive Officer, were also based in part upon evaluations and recommendations made by the Chief Executive Officer.

     Equity Incentives. The Compensation Committee believes that share ownership aligns officers' interests with those of the shareholders. In addition, the Compensation Committee believes that equity ownership by officers helps to balance the short term focus of annual incentive compensation with a longer term view and may help to retain key executive officers. Long term incentive compensation, generally granted in the form of options, allows the officers to share in any appreciation in the value of the Company's ADSs.

     In making option grants, the Compensation Committee considers general corporate performance, individual contributions to the Company's financial, operational and strategic objectives, the Chief Executive Officer's recommendations, level of seniority and experience, existing levels of share ownership, previous grants of options, vesting schedules of options and the current share price.

     Incentive Bonuses. Mr. Priest received $250,000 as a bonus earned and approved prior to the merger with SkillSoft Corporation on September 6, 2002. Mr. Darcy's bonus in the amount of $66,250 was paid pursuant to the compensation plan in effect for him prior to Mr. Darcy becoming an executive officer. The Company did not pay any other incentive bonuses to its officers.

     Other Benefits. The Company also has various broad-based employee benefit plans. Executive officers may participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Company offers a share incentive plan and a 401(k) plan, which allows employees to invest in a wide array of funds on a pre-tax basis. The Company also maintains insurance and other benefit plans for its employees, including executive officers of the Company.

     Executive Compensation and Compensation of the Chief Executive Officer for the Fiscal Year Ended January 31, 2003. Executive compensation for the fiscal year ended January 31, 2003 included base salary and the issuance of options. The Company's President and Chief Executive Officer since September 6, 2002, Charles E. Moran, received a base salary of $93,750 for the period from the Company's merger with SkillSoft Corporation on September 6, 2002 through January 31, 2003. Mr. Moran's current annual base salary is $250,000. The base salary is believed by the Compensation Committee to be consistent with the range of salary levels received by executives in a similar capacity in companies of comparable size and stage of development.

     In the fiscal year ended January 31, 2003, Gregory M. Priest, the Company's President and Chief Executive Officer until September 6, 2002, received a base salary of $270,833. In addition to the bonus described above, Mr. Priest was granted options to purchase 412,500 shares at an exercise per share of $5.55 and options to purchase 1,725,000 shares at an exercise price per share of $3.30.

     Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company's Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. In general, the Company structures and administers its option plans in a manner intended to comply with the performance-based exception to Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under the stock option plans will be treated as qualified performance-based compensation under Section 162(m). In addition, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may not be deductible when the Compensation Committee believes such payments are appropriate and in the best interests of the Company and its shareholders, after taking into consideration changing business conditions and the performance of its employees.

                                          By the Compensation Committee of
                                          the Board of Directors of SkillSoft
                                          Public Limited Company

                                          Stewart K.P. Gross
                                          William T. Coleman III
                                          James S. Krzywicki

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Company's Board of Directors is composed of four members and acts under a written charter. The Audit Committee and the full Board of Directors reassessed the Audit Committee charter and the Board of Directors adopted a new Audit Committee charter, which is attached as Appendix A, in May 2003. Each of the members of the Audit Committee is an independent director, as that term is defined in the charter of the Audit Committee and in the rules of the NASDAQ Stock Market.

     The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended January 31, 2003 and discussed these financial statements with the Company's management. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted accounting principles and for issuing a report on those financial statements.

     As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management, internal accounting and financial personnel and the independent auditors, the following:

     - the plan for, and the independent auditors' report on, each audit of the Company's financial statements;

     - the Company's financial disclosure documents, including all financial statements and reports filed with the SEC or sent to shareholders;

     - management's selection, application and disclosure of critical accounting policies;

     - changes in the Company's accounting practices, principles, controls or methodologies;

     - significant developments or changes in accounting rules applicable to the Company; and

     - the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

     The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. The Audit

Committee discussed with the independent auditors the matters disclosed in this letter, their independence from the Company and other matters. The Audit Committee also considered whether the independent auditors' provision of the other, non-audit related services to the Company which are referred to in "Proposal Four -- Authorization of Audit Committee to Fix Auditors' Remuneration" is compatible with maintaining such auditors' independence.

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2003.

                                          By the Audit Committee of
                                          the Board of Directors of SkillSoft
                                          Public Limited Company

                                          P. Howard Edelstein
                                          Stewart K.P. Gross
                                          James S. Krzywicki
                                          Ferdinand von Prondzynski

                            STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total return on a percentage basis to shareholders of the Company's ADSs (as adjusted for an ADS split in March 1998) from January 1, 1998 through January 31, 2003 to the cumulative return on (i) the NASDAQ National Market -- U.S.; and (ii) the RDG Technology Composite Index. This graph assumes an investment of $100 on January 1, 1998 in the Company's ADSs and in each of the other indices, and assumes dividends are reinvested. The measurement points are the last trading day of the fiscal years ended December 31, 1997, 1998, 1999, 2000 and 2001 and the fiscal year ended January 31, 2003. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

                COMPARISION OF 61 MONTH CUMULATIVE TOTAL RETURN*
          AMONG SKILLSOFT PLC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
                      THE JP MORGAN H & Q TECHNOLOGY INDEX
                          AND THE RDG TECHNOLOGY INDEX

                                  [LINE GRAPH]
* $100 invested on 12/31/97 in stock or index -- including reinvestment of dividends. Fiscal year ending January 31.

                                                          CUMULATIVE TOTAL RETURN
                                             --------------------------------------------------
                                             12/97    12/98    12/99    12/00    12/01    1/03
                                             ------   ------   ------   ------   ------   -----
SkillSoft PLC..............................  100.00    36.23    81.58    91.48    60.27    6.96
NASDAQ Stock Market (U.S.).................  100.00   140.99   261.49   157.77   125.16   85.60
JP Morgan H&Q Technology*..................  100.00   155.54   347.38   224.57   155.23      --
RDG Technology Composite...................  100.00   170.42   346.45   210.49   157.86   96.14

---------------

* JP Morgan has discontinued one index that the Company used in past proxy statements, the JP Morgan H&Q Technology Index. As a result, the Company has replaced the JP Morgan H&Q Technology Index with the RDG Technology Composite in the stock performance graph set forth above.

                                 OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership of the Company's equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of copies of such filings by the Company's directors and executive officers and 10% shareholders or written representations from certain of those persons, the Company believes that all filings required to be made by those persons during the fiscal year ended January 31, 2003 were timely made with the following exceptions: The automatic initial option grants to purchase 25,000 ordinary shares granted under the Company's 2001 Outside Director Option Plan (the "Director Plan") to each of Messrs. Coleman, Gross and Edelstein on September 6, 2002 and the option to purchase 50,000 ordinary shares granted under the 2002 Share Option Plan to Colm M. Darcy on September 6, 2002 were reported late on their respective Forms 5 for the fiscal year ended January 31, 2003; and the automatic annual option grants to purchase 10,000 ordinary shares granted under the Director Plan to each of Mr. Krzywicki and Dr. von Prondzynski on January 1, 2003 were reported late on their respective Forms 4 filed on January 23, 2003.

OTHER BUSINESS

     The Board of Directors knows of no other business which will be presented for consideration at the Annual General Meeting other than the proposals described above. However, if any other business is properly brought before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares covered by such proxy, to the extent permitted by the SEC's proxy rules, in accordance with their best judgment on such matters.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

     Some banks, brokers and other nominee record holders are participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Company's proxy statement or annual report may have been sent to multiple shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you contact the Company at the following address or phone number: SKILLSOFT PUBLIC LIMITED COMPANY, 107 NORTHEASTERN BOULEVARD, NASHUA, NH 03062, (603-324-3000). If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address and phone number.

                                          By Order of the Board of Directors,

                                          CHARLES E. MORAN,
                                          Chief Executive Officer

September 26, 2003

THE BOARD OF DIRECTORS HOPES THAT MEMBERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. MEMBERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                      APPENDIX A

                                 SKILLSOFT PLC

                            AUDIT COMMITTEE CHARTER

A.  PURPOSE

     The purpose of the Audit Committee is to assist the Board of Directors' oversight of:

     - the integrity of the Company's financial statements;

     - the independent auditor's qualifications and independence; and

     - the performance of the Company's independent auditors.

B.  STRUCTURE AND MEMBERSHIP

     1. Number. The Audit Committee shall consist of at least three members of the Board of Directors.

     2. Independence. Except as otherwise permitted by the applicable rules of The Nasdaq Stock Market and Section 301 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder), each member of the Audit Committee shall be "independent" as defined by such rules and Act.

     3. Financial Literacy. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company's annual report filed with the SEC), at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable SEC rules).

     4. Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

     5. Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive any consulting, advisory or other compensatory fee from the Company other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

     6. Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.  AUTHORITY AND RESPONSIBILITIES

  GENERAL

     The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

  OVERSIGHT OF INDEPENDENT AUDITORS

     1. Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

     2. Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

     3. Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

     4. Preapproval of Services. The Audit Committee shall preapprove all services (audit and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

     5. Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

     - critical accounting policies and practices;

     - alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

     - other material written communications between the independent auditor and Company management.

  REVIEW OF AUDITED FINANCIAL STATEMENTS

     6. Discussion of Audited Financial Statements. The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU sec. 380) requires discussion.

     7. Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

     8. Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy or information statement of the Company relating to its annual meeting of security holders.

  REVIEW OF OTHER FINANCIAL DISCLOSURES

     9. Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards Nos. 61, 71 and 90. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.

  CONTROLS AND PROCEDURES

     10. Oversight. The Audit Committee shall coordinate the Board of Directors' oversight of the Company's internal accounting controls for financial reporting, the Company's disclosure controls and procedures and the Company's code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

     11. Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     12. Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Audit Committee.

     13. Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.  PROCEDURES AND ADMINISTRATION

     1. Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) Company management; and (iii) the Company's internal auditors. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

     2. Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

     3. Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

     4. Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

     5. Independent Advisors. The Audit Committee shall have the authority, without further action by the Board of Directors, to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

     6. Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

                                                                      APPENDIX B

                 SKILLSOFT PUBLIC LIMITED COMPANY (THE COMPANY)

                  THIS PROXY FOR THE ANNUAL GENERAL MEETING IS
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned Member of the Company, a public limited company incorporated under the laws of Ireland, hereby acknowledges receipt of the Notice of Annual General Meeting of Shareholders and proxy statement, dated September 26, 2003 and hereby appoints Charles E. Moran and Jennifer M. Caldwell, and each of them, proxies and attorneys-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Company's Annual General Meeting to be held at 9:30 a.m. on October 31, 2003 at the offices of William Fry Solicitors, Fitzwilton House, Wilton Place, Dublin 2, Ireland, and at any adjournments thereof, and to vote all shares which the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side hereof and in their discretion upon such other matters as may properly come before the Annual General Meeting, including for the avoidance of doubt, any proposal to adjourn all or any matters proposed for consideration at the meeting.

NOTES:

1. A proxy may (i) vote on a show of hands or on a poll, (ii) demand or join in demanding a poll and (iii) speak at the Annual General Meeting.

2. In the case of a corporation, this form must be executed either under its Common Seal or under the hand of an officer or attorney duly authorized.

3. In the case of joint holders, the signature of any one of them will suffice, but the names of all joint holders should be shown. The vote of the senior joint holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members of the Company in respect of the joint holding.

4. To be effective, the proxy form and the power of attorney or other authority, if any, under which it is signed, or a notarially certified copy of such power or authority must be deposited with the Company's Registrars, Computershare Services (Ireland) Limited, Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, Ireland not less than 48 hours before the time appointed for the holding of the Annual General Meeting or adjourned Annual General Meeting.

5.    Any alterations made to this proxy form should be initialed.

6. On a poll a person entitled to more than one vote need not use all his, her or its votes or cast all the votes he, she or it uses in the same way.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY
                            IN THE ENVELOPE PROVIDED.

[x]   PLEASE MARK VOTES AS IN THIS EXAMPLE.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH OF THE PROPOSALS SET FORTH BELOW AND AS SAID PROXIES DEEM APPROPRIATE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS:

                                                                                               FOR          AGAINST         ABSTAIN
                                                                                               ---          -------         -------
1.       To receive and consider the consolidated financial statements of the
         Company for the fiscal year ended January 31, 2003 and the Report of
         the Directors and Auditors thereon.                                                   [ ]             [ ]            [ ]

2.       To re-elect as a director Mr. Gregory M. Priest who retires by
         rotation.                                                                             [ ]             [ ]            [ ]

3.(A)    To elect as a director Mr. Charles E. Moran who was appointed during
         the year.                                                                             [ ]             [ ]            [ ]

3.(B)    To elect as a director Mr. William T. Coleman III who was appointed
         during the year.                                                                      [ ]             [ ]            [ ]

3.(C)    To elect as a director Mr. Stewart K.P. Gross who was appointed during
         the year.                                                                             [ ]             [ ]            [ ]

3.(D)    To elect as a director Mr. P. Howard Edelstein who was appointed during
         the year.                                                                             [ ]             [ ]            [ ]

4.       To authorize the Audit Committee to fix the remuneration of the
         Company's auditors and reporting accountants for the fiscal year ending
         January 31, 2004.                                                                     [ ]             [ ]            [ ]

5.       To amend the Company's 1995 Employee Share Purchase Plan (the "ESPP")
         to increase the total number of shares reserved for issuance by 800,000 ordinary shares of E0.11 each and to authorize the Directors to do such acts and things as they may consider necessary or expedient to establish and carry into effect the increase in the number of Shares
         available under the ESPP.                                                             [ ]             [ ]            [ ]

MARK HERE IF YOU PLAN    [ ]       MARK HERE, AND           [ ]
TO ATTEND THE ANNUAL               INDICATE BELOW, FOR A
GENERAL MEETING                    CHANGE OF ADDRESS

Please sign exactly as name appears below. When shares are held by joint holders, the signature of any one of them will suffice, but the names of all joint holders should be shown. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, this form must be executed either under its Common Seal or under the hand of an officer or attorney duly authorized. If a partnership, please sign in partnership name by an authorized person.

Date:                               , 2003  Date:                         , 2003
      -----------------------------               -----------------------

Signature                                   Signature:
          -------------------------                    -------------------------

(Print Name):                               (Print Name):
             ----------------------                      -----------------------

                                                                      APPENDIX C

                                  SKILLSOFT PLC

                        1995 EMPLOYEE SHARE PURCHASE PLAN

      The following constitute the provisions of the Employee Share Purchase Plan of SkillSoft PLC.

      1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Ordinary Shares of the Company through accumulated payroll deductions. It is the intention of the company to have the Plan qualify as an "Employee Share Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

      2.    Definitions.

            (a) "Board" shall mean the Board of Directors of SkillSoft PLC.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (c) "Ordinary Shares" shall mean the ordinary shares of SkillSoft
PLC.

            (d) "Company" shall mean SkillSoft PLC and any Designated Subsidiary of SkillSoft PLC.

            (e) "Compensation" shall mean all base straight time gross earnings, sales commissions and bonuses, but shall exclude payments for overtime, shift premiums, and other compensation.

            (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

            (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

            (h) "Enrollment Date" shall mean the first day of each Offering Period.

            (i) "Exercise Date" shall mean the last day of each Offering Period.

            (j) "Fair Market Value" shall mean, as of any date, the value of Ordinary Shares determined as follows:

                  (1) If the Ordinary Shares are listed on any established
            exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of an Ordinary Share shall be the closing sale price of an Ordinary Share (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Ordinary Shares) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                  (2) If the Ordinary Shares are quoted on the NASDAQ System
            (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of an Ordinary Share shall be the mean of the closing bid and asked prices of an Ordinary Share on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                  (3) In the absence of an established market for the Ordinary
            Shares, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (4) For purposes of the Enrollment Date under the first
            Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final Prospectus included within the Registration Statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Ordinary Shares.

            (k) "Offering Period" shall mean a period of approximately six (6) months or for such other period of time (as specified in Section 4 of this Plan), commencing on the first Trading Day on or after the commencement date specified in Section 4 of this Plan, during which an option granted pursuant to the Plan may be exercised. The first Offering Period shall begin on the effective date of the Company's initial public offering of its Ordinary Shares that are registered with the Securities and Exchange Commission and shall end on the last trading day on or before October 31, 1995. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

            (l) "Plan" shall mean this Employee Share Purchase Plan.

            (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of an Ordinary Share on the Enrollment Date or on the Exercise Date, whichever is lower. In no event shall the Purchase Price be less than the par value of an Ordinary Share.

            (n) "Reserves" shall mean the number of Ordinary Shares covered by each option under the Plan which have not yet been exercised and the number of Ordinary Shares which have been authorized for issuance under the Plan but not yet placed under option.

            (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than fifty percent (50%) of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

            (p) "Trading Day" shall mean a day on which national exchanges and the NASDAQ System are open for trading.

      3.    Eligibility.

            (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

            (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose shares would be attributed to such Employee pursuant to Section 424(d) of the Code) would own issued capital of the Company and/or hold outstanding options to purchase such shares possessing five percent (5%) or more of the total combined voting power or value of all classes of the issued capital of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase shares under all employee share purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of shares (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

      4.    Offering Periods.

            (a) The first Offering Period shall begin on the effective date of the Company's initial public offering of its Ordinary Shares that is registered with the Securities and Exchange Commission, and thereafter until the November 2002 Offering Period (as defined in Section 4(b) hereof), the Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year.

            (b) The Offering Period which commenced on November 1, 2002 (the "November 2002 Offering Period") shall terminate on the first Trading Day on or after the last day of the month (the "Effective Month") during which the Registration Statement on Form S-8 (File No. 333-99093) filed by the Company with the Securities and Exchange Commission on September 3, 2002 becomes available again for the issuance of the

      Company's Ordinary Shares under the Plan. The Offering Period immediately following the November 2002 Offering Period shall commence on or after the first Trading Day on or after the first day in the month immediately following the Effective Month and shall terminate on the first Trading Day on or after November 30, 2003 (the "Interim Offering Period"). Thereafter, all remaining Offering Periods shall commence on the first Trading Day on or after June 1 and December 1 each year and shall terminate on the first Trading Day on or after November 30 and May 31 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Sections 19 and 22 hereof.

            (c) Notwithstanding the foregoing provisions of Section 4(b) of this Plan, in the event the November 2002 Offering Period terminates on either September 2, 2003 or September 30, 2003, the Offering Period immediately following the November 2002 Offering Period shall commence on the first Trading Day on or after the first day in the month immediately following the Effective Month and shall terminate on the first Trading Day on or after February 28, 2004 (the "Effective Month Offering Period"). Thereafter, all remaining Offering Periods shall commence on the first Trading Day on or after March 1 and September 1 each year and shall terminate on the first Trading Day on or after August 31 and February 28 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Sections 19 and 22 hereof.

            (d) The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

      5.    Participation.

            (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

            (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

      6.    Payroll Deductions.

            (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding twenty percent (20%) of the Compensation which he or she receives on each pay day during the Offering Period.

            (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

            (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

            (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase shares under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

            (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Ordinary Shares issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Ordinary Shares. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Ordinary Shares by the Employee.

      7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Ordinary Shares determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price. In no event shall an Employee be permitted to purchase during each Offering Period more than a number of Shares determined by dividing $50,000 by the Fair Market Value of a share of the Company's Ordinary Shares on the Enrollment Date. Each such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

      8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant' s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in
Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

      9. Delivery. Shares purchased by a participant upon exercise of his or her option shall, at the election of the participant, be issued (i) in the name of the participant or the participant and the participant's spouse, or (ii) in the name of AIB Custodial Nominees Limited, having its registered office at P.O. Box 518, IFSC, Dublin 1, Ireland, to hold the shares as nominee and on behalf of the participant and subject to the participant's instructions.

      10.    Withdrawal; Termination of Employment.

            (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

            (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g)hereof) for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
      Section 14 hereof, and such participant's option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

            (c) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

      11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

      12.    Shares.

            (a) The maximum number of the Company's Ordinary Shares which shall be made available for sale under the Plan shall be 3,800,000 Ordinary Shares (which will be represented by 3,800,000 American Depositary Shares), subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

            (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

      13.  Administration.

            (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

            (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

      14.  Designation of Beneficiary.

            (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

            (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

      15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

      16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

      17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

      18.    Adjustments Upon Changes in Capitalization.

            (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per Ordinary Share covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Ordinary Shares resulting from a share split, reverse share split, share dividend, combination or reclassification of the Ordinary Shares, or any other increase or decrease in the number of Ordinary Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Ordinary Shares subject to an option.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

            (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase or receive, for each share subject to the option immediately prior to the sale of assets or merger, the consideration (whether shares, cash or other securities or property) received in the sale of assets or merger by holders of Ordinary Shares for each Ordinary Share held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Ordinary Shares); provided, however, that if such consideration received in the sale of assets or merger was not solely Ordinary Shares of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely Ordinary Shares of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Ordinary Shares in the sale of assets or merger. The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Ordinary Share covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of its outstanding Ordinary Shares, and in the event of the Company being consolidated with or merged into any other corporation.

      19.  Amendment or Termination.

            (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

            (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Ordinary Shares for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

      20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

      22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.




                                As last amended by the Board on August 14, 2003